UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Entravision Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1 Estrella Way

Burbank, California 91504

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2026

To Our Class A Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Entravision Communications Corporation (“Entravision,” the “company”, “we”, “our” or “us”), beginning promptly at 10:00 a.m. Pacific Daylight Time on Thursday, May 28, 2026, for the following purposes:

1.
To elect seven directors to our Board of Directors (the “Board”) to serve until the 2027 annual meeting of the stockholders and until their successors are duly elected and qualified.
2.
To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers.
4.
To approve an amendment and restatement of the Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”) to, among other things, increase the number of shares of our Class A common stock authorized for issuance thereunder by 6,000,000 shares.

The 2026 Annual Meeting will be held as a virtual meeting only. There is no physical location for the 2026 Annual Meeting and you will not be able to attend the 2026 Annual Meeting in person.

If you plan to participate in, vote at, or submit questions during, the 2026 Annual Meeting, please see “Instructions to Attend the 2026 Annual Meeting” on page 60 of the accompanying Proxy Statement or visit https://www.entravision.com/investor/annual-meeting/. You will be able to listen, vote and submit questions from your home or from any remote location that has Internet connectivity.

The matters to be acted upon are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2026 Annual Meeting.

The Board has fixed the close of business on April 13, 2026 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2026 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2026 Annual Meeting.

Representation of at least a majority in voting interest of our Class A common stock either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal to be voted on at the 2026 Annual Meeting. Accordingly, it is important that your shares be represented at the 2026 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2026 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2026 Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Michael Christenson
Chief Executive Officer

April 20, 2026

Burbank, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2026:
THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
https://investor.entravision.com/financials/annual-reports/default.aspx

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

OF

ENTRAVISION COMMUNICATIONS CORPORATION

To Be Held on May 28, 2026

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), beginning promptly at 10:00 a.m. Pacific Daylight Time on Thursday, May 28, 2026, and at any adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about April 24, 2026. In addition, stockholders may obtain additional copies of our Annual Report to Stockholders for the year ended December 31, 2025 (the “Annual Report”) and this proxy statement, without charge, by writing to us at our principal executive offices at 1 Estrella Way, Burbank, California 91504, Attention: Secretary, or from our website at https://investor.entravision.com. Our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “10-K”) without exhibits, is being mailed or otherwise provided to stockholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

The 2026 Annual Meeting will be held as a virtual meeting only, to be held via webcast over the Internet. There is no physical location for the 2026 Annual Meeting and you will not be able to attend the 2026 Annual Meeting in person.

If you plan to participate in, vote at, or submit questions during, the 2026 Annual Meeting, please see “Instructions to Attend the 2026 Annual Meeting” on page 60 of the accompanying Proxy Statement or visit https://www.entravision.com/investor/annual-meeting/. You will be able to listen, vote and submit questions from any location that has Internet connectivity.

VOTING RIGHTS AND SOLICITATION

The close of business on April 13, 2026 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2026 Annual Meeting. As of the Record Date, we had 82,686,451 shares of Class A common stock, par value $0.0001 per share, issued and outstanding. All of the shares of our Class A common stock outstanding on the Record Date, and only those shares, are entitled to vote on the proposals to be voted upon at the 2026 Annual Meeting. Holders of the Class A common stock of record entitled to vote at the 2026 Annual Meeting will have one vote for each share of Class A common stock so held with regard to the matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2026 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest present in person or represented by proxy of the Class A common stock outstanding and entitled to vote at the 2026 Annual Meeting shall constitute a quorum for the transaction of business at the 2026 Annual Meeting. Votes withheld, abstentions, and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the 2026 Annual Meeting.

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to one or more specific nominees. The vote required to elect each nominee is a plurality of the shares of Class A common stock present in person or represented by proxy at a meeting, provided that a quorum is present. As a result, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors. Brokers do not have discretionary authority to vote on this proposal. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the 2026 Annual Meeting.

In voting with regard to the proposal to ratify the appointment of our independent registered public accounting firm (Proposal 2), stockholders may vote in favor of such proposal, against such proposal, or may abstain from voting. The vote required to approve Proposal 2 is the affirmative vote of a majority of the shares of Class A common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers will have discretionary authority to vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

In voting with regard to the proposal to approve, on an advisory non-binding basis, named executive officer compensation (Proposal 3), stockholders may vote in favor of such proposal, against such proposal or may abstain from voting. The vote required to approve Proposal 3 is the affirmative vote of a majority of the shares of Class A common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Broker non-votes will have no effect on the proposal.

In voting with regard to the proposal to approve the amendment and restatement of our 2004 Plan to, among other things, increase the number of shares of our Class A common stock authorized for issuance thereunder by 6,000,000 shares (Proposal 4), stockholders may vote in favor of such proposal, against such proposal or may abstain from voting. The vote required to approve Proposal 4 is the affirmative vote of a majority of the shares of Class A common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Broker non-votes will have no effect on the proposal.

Under the rules of The New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member brokerage firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2026 Annual Meeting in accordance with the stockholder’s instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the director nominees named in this proxy statement in Proposal 1, and FOR each of Proposal 2, Proposal 3, and Proposal 4. Management does not know of any matters to be presented at the 2026 Annual Meeting other than as set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the 2026 Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2026 Annual Meeting by giving written notice to our Secretary, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2026 Annual Meeting and voting in person; provided, however, that under the rules of the NYSE, any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2026 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE.

The entire cost of soliciting proxies will be borne by the company. Proxies will be solicited principally through the use of the mails or electronically, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

As currently in effect, our Eighth Amended and Restated Bylaws (the “bylaws”) provide that the Board shall consist of not less than six and not more than eleven directors. The Board currently consists of eight members elected by the holders of the Class A common stock. The Board has nominated seven individuals for election as directors at the 2026 Annual Meeting and has set the number of directors as of the 2026 Annual Meeting at seven. All our directors are elected by our stockholders at each annual meeting of stockholders and each will serve until such person’s successor is duly elected and qualified, or until such person’s earlier resignation or removal. There are no family relationships among any of our current directors, nominees for directors and executive officers.

The proxyholders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of each of the director nominees listed below, unless instructions to the contrary are marked on the proxy. Each nominee has been nominated by the Board, acting upon the recommendation of the Board’s Nominating/Corporate Governance Committee. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2027 or until such person’s successor has been duly elected and qualified, or until such person’s earlier resignation or removal.

In the event that a nominee is unable or declines to serve as a director at the time of the 2026 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill such a vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for each of the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Directors

The following is certain information as of April 13, 2026 regarding the nominees for election as directors:

Name	Position	Age
Paul Anton Zevnik	Chair	75
Brad Bender	Director	52
Michael Christenson	Director and Chief Executive Officer	67
Martha Elena Diaz	Director	64
Thomas Strickler	Director	64
Gilbert R. Vasquez	Director	86
Fehmi Zeko	Director	67

Biographical Information Regarding Directors

Paul Anton Zevnik. Mr. Zevnik currently serves as Chair of the Board of Directors, Chair of the Nominating and Corporate Governance Committee, a member of the Audit Committee, and our "lead" independent director. Mr. Zevnik, together with Walter F. Ulloa, Entravision's long-time Chief Executive Officer, and Philip C. Wilkinson, founded Entravision, participating in the formation, financing, organization and growth of Entravision's predecessor entities in the television and audio businesses. He has served as a director of the company since its listing on the New York Stock Exchange in 2000. As a director, he has served on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition to Entravision, Mr. Zevnik has participated in the formation, acquisition, ownership, financing, management and operation of other media and allied businesses, including television and audio production, digital and streaming media, and the use of spectrum for wireless communication. Mr. Zevnik has more than 45 years of experience in the operation of Entravision’s businesses. A graduate of Harvard College, Harvard University, and Harvard Law School, Mr. Zevnik has been engaged in the private practice of law for 50 years. Among other things, he was founding and managing partner of a national law firm with offices in eleven cities before that firm combined with the international law firm Morgan Lewis + Bockius LLP, where he was Global Practice Area Leader for the firm’s Product Liability, Tort + Insurance practice. He retired as a partner of that firm in September 2024. He is currently Senior Counsel at Miller Friel PLLC, where he represents policyholders and private equity funds in risk transfer and insurance advice and recovery.

Brad Bender. Mr. Bender has more than 25 years of experience in digital technologies and advertising. From April 2008 to November 2022, Mr. Bender served in various roles at Alphabet Inc., parent company of Google, where he was most recently Vice President, Product, News and Search Ecosystems. In that role, he led Google's News and Search ecosystems and redesigned the Google News experience. Previously at Google, Mr. Bender was the Vice President, Product, Display and Video Advertising. In that role he led Google’s display and video advertising products globally, including its programmatic ads platform. During his tenure, he founded the Google Display Network, and led its development into a multi-billion dollar business. Mr. Bender also served as Google's representative on the board of directors of the Interactive Advertising Bureau, the advertising business organization responsible for developing industry standards and conducting research for the online advertising industry, from November 2018 to February 2020. Prior to Google, Mr. Bender served in various roles at DoubleClick, most recently as Vice President, Product Management, prior to its acquisition by Google in 2008. Mr. Bender is currently an advisor, investor and board member to various start-ups, small businesses and nonprofits in the tech, media and entertainment, and services industries. Mr. Bender has been a director since June 2023.

Michael Christenson. Mr. Christenson has served as Chief Executive Officer of the Company since July 2023. Previously, Mr. Christenson served as a Managing Partner at Mayten Research, a private investment and advisory firm, from 2022 to 2023. Prior to that, Mr. Christenson served as the President and Chief Operating Officer of New Relic, Inc., a cloud-based observability platform that engineers use to build and manage enterprise systems, from October 2019 to June 2021, and as a member of New Relic, Inc.’s Board of Directors from August 2018 to June 2021. Mr. Christenson also served as a Managing Director at Allen & Company, a private investment banking firm, from 2010 until December 2019, where he provided advice and investment banking services to companies in the software sector. From 2005 to 2010, Mr. Christenson served in various roles at CA, Inc., an enterprise systems management and security software company, most recently as President and Chief Operating Officer. Prior to joining CA, Inc., Mr. Christenson was an investment banker at Salomon Brothers, Inc. and its successor firm, Citigroup Global Markets, Inc., from 1987 to 2004. Mr. Christenson also previously served on the Board of Directors of LogMeIn, Inc., a provider of cloud-based communications, collaboration, identity management, and customer support software, from 2010 to 2019. Mr. Christenson has been a director since October 2023.

Martha Elena Diaz. Ms. Diaz has provided strategic advisory services to companies in Latin America, such as National Geographic and Televicentro, since 2015. Previously, Ms. Diaz served as president of the Editorial Televisa subsidiary of Televisa for each of the United States, Mexico and Puerto Rico, where she led the digital transformation of brands such as National Geographic, Hearst and Meredith from physical to interactive platforms and influencer communities. Ms. Diaz also served as president of Distribuidora Intermex, a subsidiary of Grupo Televisa, from March 2012 until July 2015, and as president of Sistema Radiópolis from December 2010 until February 2012. Prior to that, she worked for Prisa as a director of Comercializadora Prisa Medios in Spain, a director of TV Bids at Prisa Group in Colombia, and chief executive officer of Grupo Latino de Publicidad in Colombia, a pioneer in media marketing in Colombia with 19 outlets, with different brands of television, radio, out-of-home advertising, digital platforms and sports. Prisa is one of the largest media companies in Spain and Latin America, producing a wide variety of educational, cultural and informative content. Ms. Diaz also served as president of Sky Colombia, a satellite television company, and chief executive officer of Supercable Colombia, a cable television company, while also serving as president of Colombia’s subscription television association. Prior to her media career, Ms. Diaz served as Marketing Vice President of Banco de Colombia, and Commercial Vice President of the north zone of South America at Sofasa. Ms. Diaz currently serves on the board of directors and as Treasurer of the Monasterio del Viento foundation in Colombia, which helps rural communities and environmental preservation efforts. She holds a degree in chemical engineering from the Universidad Pontificia Bolivariana and a postgraduate certificate as a marketing specialist from the Universidad EAFIT in Colombia. Ms. Diaz has been a director since May 2016.

Thomas Strickler. Mr. Strickler co-founded Endeavor Talent Agency in 1995 and served on its management committee before his departure in 2009. Prior to Endeavor, Mr. Strickler was an agent at Creative Artists Agency, InterTalent and ICM. Mr. Strickler is a Managing Director of Prime Focus World, a creative services provider to film studios and production companies. Mr. Strickler serves on the Board of Trustees of SCI-Arc, and is a member of the Board of Directors of the Glen Canyon Institute, the Board of Directors of the Los Angeles Master Chorale, and the

Board of Advisors of the School of Education and Information Studies at the University of California, Los Angeles. Mr. Strickler has been a director since June 2023.

Gilbert R. Vasquez. Mr. Vasquez is managing partner of the certified public accounting firm of Vasquez + Company LLP, which he founded in 1969. Mr. Vasquez is also the Chairman Emeritus of the Los Angeles Latino Chamber of Commerce. Mr. Vasquez was a board member of the 1984 Los Angeles Olympic Committee and currently serves as a board member on its successor organization, the LA84 Foundation. He is past president of the California Board of Accountancy. He has been a member of various Boards of Directors including Green Dot Public Schools, California State University Los Angeles Foundation, Los Angeles Metropolitan YMCA, Congressional Hispanic Caucus, Los Angeles Area Chamber of Commerce, and National Association of Latino Elected and Appointed Officials. Other past corporate board appointments include Verizon (formerly) GTE of California, Glendale Federal Bank, ProAmerica Bank and Blue Cross of California. Mr. Vasquez has been a director since May 2007.

Fehmi Zeko. Fehmi Zeko currently serves as Co-Founder and Managing Partner of MC Strategic Advisors LLC and as a General Partner at Great Point Studios. From March 2018 to December 2022, he served on the board of directors of Athene Holding Ltd., a retirement services company. From 2015 to March 2018, Mr. Zeko served as Vice Chairman, Global Technology, Media and Telecommunications Investment Banking Group at Bank of America Merrill Lynch. In this role he helped organize and execute the strategic plan to reposition the entire Technology, Media and Telecom franchise for large cap coverage globally. Prior to Bank of America Merrill Lynch, Mr. Zeko was Senior Managing Director, Group Head North America and Global Chairman, Telecom, Media, Entertainment and Technology (“TMET”) at Macquarie Capital, where he led the firm’s Global TMET Investment Banking and Principal Investing Practice. Prior to joining Macquarie Capital, Mr. Zeko was Vice Chairman and Co-Founder of the Foros Group, where he led the firm’s Media and Communication Advisory Practice. Prior to that, Mr. Zeko held senior investment banking positions at Deutsche Bank and Citigroup. Mr. Zeko also serves on the board of directors of the Yonkers Public Schools Foundation for Education and the board of trustees of the Miami City Ballet. He received his Bachelor of Business Administration and Master of Business Administration in Finance from Texas Christian University’s Neeley School of Business. Mr. Zeko has been a director since May 2019.

CORPORATE GOVERNANCE

We maintain a corporate governance page on our corporate website at https://investor.entravision.com/governance, which includes information regarding the company’s corporate governance practices. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Related Party Transaction Policy, Board committee charters, Audit Committee Pre-Approval Policy and certain other corporate governance documents and policies are available on that page of our website. Any changes to these documents and any waivers granted with respect to our code of ethics will be posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Entravision Communications Corporation, 1 Estrella Way, Burbank, California 91504, Attention: Secretary. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the SEC.

Board of Directors

Director Independence

Our Board currently consists of eight members, a majority of whom meet the independence requirements of the NYSE as currently in effect. The Board has made independence determinations in accordance with NYSE listing standards.

The Board has affirmatively determined that each of Messrs. Strickler, Vasquez, Zeko, and Zevnik and Mses. Diaz and Sweet has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), and that each of them are independent within the meaning of the applicable prescribed NYSE independence standards.

In addition to the foregoing, the Board also makes such independence determinations with respect to its Audit Committee and Compensation Committee members after taking into account the additional independence and financial literacy standards for members of each such committee, as applicable, in accordance with and pursuant to the rules and regulations of the SEC and NYSE listing rules as currently in effect.

Our corporate governance guidelines also provide that no member of the Board may serve on more than three public company boards of directors (in addition to ours) without first obtaining the prior approval of the Board. To our knowledge, no member of the Board serves on more than three public company boards of directors (in addition to ours) at this time.

Meetings of the Board

The Board held five meetings and acted by written consent nine times during 2025. Each of our incumbent directors attended 75% or more of the aggregate number of meetings of the Board and the committees on which such director served in 2025.

The company’s non-management directors meet regularly in executive session without management present to discuss certain Board policies, processes and practices, and other matters relating to the company and the functioning of the Board. Mr. Zevnik served as the presiding or “lead” independent director for such meetings during 2025.

Each of our directors is encouraged to attend the company’s annual meeting of stockholders and to be available to answer any questions posed by stockholders to such director. Unless one or more members of the Board is unable to attend, all of the members of the Board are expected to attend the 2026 Annual Meeting. All of our incumbent directors attended our 2025 Annual Meeting of Stockholders, except for Thomas Strickler.

Board Leadership

Our Board is currently led by Paul Zevnik, who was involved in the development, management and ownership of our predecessor entities from 1989 to 1996. Mr. Zevnik has served as a director since August 2000, as our Interim Chair from January 2023 to June 2023, and our Chair since June 2023.

Since 2004, our Corporate Governance Guidelines provide for an independent “lead” director. The Board appointed Mr. Zevnik to serve as our lead director during 2025. The lead director is responsible for (i) convening and calling meetings of the independent directors; (ii) chairing executive sessions of the independent directors and communicating with management relating to these sessions; and (iii) if requested by stockholders, being available for direct communication. Our Corporate Governance Guidelines provide that our non-management directors meet regularly, and our independent directors meet annually, in executive session and that our independent lead director presides at these sessions.

We do not have any formal policy regarding whether the Chair of the Board and Chief Executive Officer should be vested in the same person or two different persons, or whether the Chair should be an employee of the company or should be elected from among the non-employee directors. The needs of the company and the individuals available to play these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the company. Currently, Mr. Zevnik serves as the company’s Chair, and Mr. Christenson serves as a director and the company’s Chief Executive Officer. The Board may, however, make changes to its leadership structure in the future as it deems appropriate.

Our Board leadership structure is a traditional one commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for our company. We believe that having independent chairs for each of our Board committees, only independent directors serving on these committees and an independent lead director provides the right form of leadership and balance for our company. This structure provides us with oversight of the company and each of the Board committees by experienced independent directors.

Risk Management Oversight Function of the Board

The Board has allocated responsibilities for overseeing risk associated with the company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board: (i) oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the company and its stockholders or that such strategies will motivate management to take excessive risks; and (ii) oversees the development and implementation of processes and procedures to mitigate the risk of failing to assure the orderly succession of the Chief Executive Officer and the senior executives of the company.

The Board also regularly reviews information regarding the company’s financial, operational and strategic risks. Each of the Board’s committees also oversees the management of company risks that fall within that committee’s areas of responsibility, including identifying, quantifying and assisting leaders throughout the company in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in its charter, the Audit Committee is responsible for discussing with management the company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee gives updates to the Board at its meetings, including updates on financial and information technology risks. The Audit Committee also meets privately with the company’s independent auditors, our internal auditors and our Chief Financial Officer at least quarterly. The Compensation Committee oversees the company’s risk management related to employee compensation plans and arrangements. The Nominating/Corporate Governance Committee manages risks associated with the independence of the Board and corporate governance matters. While each committee is responsible for overseeing the management of those risk areas, the entire Board is also periodically informed through committee reports.

Insider Trading Policy

We have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that is reasonably designed to promote compliance with securities laws, rules and regulations, and NYSE listing standards. Because our Insider Trading Policy is designed to address transactions in our securities by our directors, officers, employees and other covered persons, our Insider Trading Policy does not govern purchases of our securities by our company. In addition, with regard to the company transacting in its own securities, it is the company’s policy to comply with federal securities laws and applicable NYSE listing standards.

Anti-Hedging and Anti-Pledging Policies

Under the company’s Insider Trading Policy as currently in effect, all directors, officers and employees of the company are prohibited from short-selling Entravision stock or engaging in transactions involving Entravision-based derivative securities. “Derivative Securities” in the Insider Trading Policy are options, warrants, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Entravision stock. This prohibition includes, without limitation, trading in Entravision-based put and call option contracts, transacting in straddles, hedging, pledging or other similar transactions.

Director Stock Ownership Guidelines

In order to further align their interests and actions with the interests of the company’s stockholders, the Board has adopted Director Stock Ownership Guidelines that require our directors to accumulate over time and hold Entravision stock equal in value to at least four times the value of the regular annual cash retainer for directors, which shall include:

•
any shares beneficially owned by the director or members of his or her immediate family who share the director’s household;
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shares of restricted stock or restricted stock units; and
•
vested but unexercised stock options.

Compliance with these ownership guidelines is measured on the first trading day after March 31 of each calendar year, using the director’s annual retainer fee as of that day, the closing stock price as of that day and the director’s holdings of company stock as of that day.

These Director Stock Ownership Guidelines also provide for discretion of our Compensation Committee to make decision or exceptions to the guidelines in extenuating circumstances or instances where they would place a severe hardship on a director in a manner that reflects the director’s personal circumstances and the intention of the guidelines.

Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

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Stockholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, Entravision Communications Corporation, 1 Estrella Way, Burbank, California 91504, or by email to stockholdercommunications@entravision.com.
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Our Secretary is responsible for the first review and logging of any such correspondence and forwards the communication to the director or directors to whom it is addressed, unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (including those offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding two sentences, the Secretary does not screen communications sent to directors.
•
The log of stockholder correspondence is available to members of the Board for inspection. The Secretary periodically provides to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

Our stockholders may also communicate directly with the lead independent director, or with the non-management directors as a group, by mail addressed to Lead Director, c/o Corporate Secretary, Entravision Communications Corporation, 1 Estrella Way, Burbank, California 91504, or by email to stockholdercommunications@entravision.com.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding questionable accounting, internal controls or auditing matters, or financial impropriety. Any of the company’s employees or non-employees may confidentially communicate concerns about any of these matters by calling our toll-free hotline. All of the reporting mechanisms are also posted on our website. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal controls or auditing matters, or financial impropriety and, if it does, it will be handled in accordance with the procedures established by the Audit Committee.

Committees of the Board

The Board has a regular standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. The composition, functions and general responsibilities of each regular standing committee are summarized below.

Audit Committee

The Audit Committee consists of Messrs. Vasquez (chair), Zeko and Zevnik, and Ms. Sweet. The Board has determined that each of Mr. Vasquez and Ms. Sweet is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K promulgated under the Exchange Act, and that all members of the Audit Committee meet the independence and financial literacy requirements of the NYSE as currently in effect. For information about Messrs. Vasquez’s, Zeko’s and Zevnik's experience, please see “Biographical Information Regarding Directors” above. Ms. Sweet is not standing for re-election and will cease to serve on the Audit Committee following the Annual Meeting. The Audit Committee held four meetings and acted by written consent three times during 2025.

Consistent with the company’s Corporate Governance Guidelines, no member of the Audit Committee may serve on the audit committees of more than two other public companies (in addition to ours) without first obtaining the prior approval of the Board. Currently, no member of the Audit Committee serves on more than two other public company audit committees (in addition to ours).

The Audit Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. The Audit Committee’s duties include, among other things, responsibility for reviewing our accounting practices and audit procedures. In addition, the Audit Committee has responsibility for reviewing complaints about, and investigating allegations of, financial impropriety or misconduct. Please see the “Audit Committee Report” below, which provides further details of many of the duties and responsibilities of the Audit Committee.

As part of its responsibility, the Audit Committee is responsible for engaging our independent registered public accounting firm, as well as pre-approving audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair its independence. The Audit Committee has adopted, and the Board has ratified, an Audit Committee Pre-Approval Policy, which is also available on our website.

Compensation Committee, Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mses. Diaz (chair) and Sweet and Mr. Strickler, and each of Mses. Diaz and Sweet and Messrs. Bender and Strickler served on the Compensation Committee in 2025. Mr. Bender served on the Compensation Committee in 2025 until October 1, when he resigned from the Compensation Committee in connection with his entrance into a consulting agreement with the Company. The Board has determined that the members of the Compensation Committee qualify as independent directors as defined under the NYSE rules as currently in effect, as a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act. No member of the Compensation Committee was at any time during 2025 an officer or employee of the company. The Compensation Committee held two meetings and acted by written consent four times during 2025.

The Compensation Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. Among other things, the Compensation Committee establishes the compensation and benefits of our executive officers. The compensation committee also administers our employee benefit plans, including our equity incentive plan.

Please see “Compensation Committee Report” below, which details the Compensation Committee’s report on our executive compensation for 2025.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Messrs. Zevnik (chair) and Strickler and Ms. Diaz. The Board has determined that the members of the Nominating/Corporate Governance Committee qualify as independent directors as defined under the NYSE rules as currently in effect. The Nominating/Corporate Governance Committee held two meetings and acted by written consent one time during 2025.

The Nominating/Corporate Governance Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. Among other things, the Nominating/Corporate Governance Committee has the primary responsibility for overseeing the company’s corporate governance compliance practices, as well as supervising the affairs of the company as they relate to the nomination of directors. The principal ongoing functions of the Nominating/Corporate Governance Committee include developing criteria for selecting new directors, establishing and monitoring procedures for the receipt and consideration of director nominations by stockholders and others, considering and examining director candidates, recommending director nominations to the Board, developing and recommending corporate governance principles for the company and monitoring the company’s compliance with those principles, overseeing environmental, social and governance matters significant to the company and reporting to the Board from time to time on such matters, and establishing and monitoring procedures for the receipt of stockholder communications directed to the Board.

The Nominating/Corporate Governance Committee is also responsible for conducting an annual evaluation of the Board to determine whether the Board and its committees are functioning effectively, and reports annually to the Board with the results of this evaluation.

Director Nominations

The Nominating/Corporate Governance Committee has the responsibility to identify appropriate candidates to serve as directors of the company, interviews director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as directors, the Nominating/Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, and industry knowledge, taking into account and complying with all rules of the NYSE and applicable laws with respect to these criteria. The Nominating/Corporate Governance Committee also considers the extent to which the candidate would fill a present need on the Board and additional factors which may provide a range of experiences, skills and perspective to the Board.

In recommending the nominees who are standing for election as directors at the 2026 Annual Meeting, the Nominating/Corporate Governance Committee considered the foregoing factors and, in the case of incumbent directors, each such nominee’s previous service on the Board, which provides continuity in its deliberations. The Nominating/Corporate Governance Committee also considered specific qualifications, attributes and skills that each nominee possesses and contributes to the work of the Board. Mr. Zevnik’s background as an attorney, as well as his leadership roles and years of experience with our company and the broadcasting and digital media industries, make him an important resource for the Board, as he provides valuable insight into business, strategic and certain technical matters, including insurance and risk transfer. Mr. Bender’s deep knowledge of the global digital advertising industry, the key industry players and the underlying technology capabilities are key attributes that provide valuable assistance to the Board and management in its Advertising Technology & Services segment. Mr. Christenson's leadership roles at global financial institutions, extensive experience as an executive, including in the technology industry, and his current role as an executive officer of the company, provides him a unique perspective on the strategic direction of our company, and additional perspective afforded by his familiarity with day-to-day operations and the executive function. Ms. Diaz’s experience at international Spanish-language media companies and as a marketing executive and operational manager provide the Board with valuable insight into operational, marketing and strategic matters and in-depth knowledge of Latino audiences. Mr. Strickler's extensive experience, entrepreneurship and leadership in the media industry provide the Board with valuable insight in business matters and leadership in and knowledge of the media industry. Mr. Vasquez’s experience as a certified public accountant qualifies him as a financial expert and he serves on the Board’s Audit Committee. He also provides the Board with valuable leadership experience and general business knowledge. Mr. Zeko’s leadership roles at global financial institutions, as well as his extensive experience in media investment banking, provide the Board with insight into financial, global and strategic matters, as well as knowledge of our industry.

Stockholder Recommendations of Director Candidates

The Board has adopted a Policy Regarding Stockholder Nomination for Directors pursuant to which the Nominating/Corporate Governance Committee will also consider stockholder candidates for nominations as director. Any director candidates submitted to this committee by stockholders will be evaluated according to the company’s overall needs, the director qualification standards set forth above, and the candidate's overall knowledge, experience and background. The Nominating/Corporate Governance Committee’s process for evaluating stockholder nominations shall not differ from the process used for considering all other director nominees.

Stockholder Nominations of Director Candidates

For stockholder nominations or other business to be properly brought before our annual meeting of stockholders by a stockholder pursuant to our bylaws, the stockholder must (1) have given Timely Notice (as defined below) thereof in writing to the Secretary of the corporation, (2) have provided any updates or supplements to such notice at the times and in the forms required by our bylaws and (3) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by our bylaws. To be timely, a stockholder’s written notice must be received by the company’s Secretary at the principal executive offices of the corporation not later than 5:00pm Pacific time on the ninetieth (90th) day nor earlier than 5:00pm Pacific time on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event the annual meeting of stockholders is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting of stockholders were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the corporation not later than 5:00pm Pacific time on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth or include all the information set forth in our bylaws about each person the stockholder proposes to nominate as a director and the stockholder giving the notice and other information, including information required by Rule 14a-19 promulgated under the Exchange Act.

Additional information regarding the process and all of the required information to properly and timely submit stockholder nominations or other business proposals at our annual meeting of stockholders is set forth in our bylaws. A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Secretary at the address set forth above under Communications with the Board for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The foregoing summary is qualified in its entirety by reference to our bylaws as may be amended or modified and as in effect from time to time, which shall exclusively govern any such shareholder nomination or other business proposals to be brought before our annual meeting of stockholders.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the election of each of the director nominees identified above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed the firm of Deloitte and Touche, LLP (“Deloitte”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and such appointment is being submitted to our stockholders for ratification at the 2026 Annual Meeting. Deloitte is considered by our management to be well qualified.

The appointment of Deloitte as our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Board believes that obtaining stockholder ratification is a sound governance practice. If our stockholders fail to vote on an advisory basis in favor of ratification of the appointment of Deloitte, the Audit Committee will take such actions as it deems appropriate as a result of such stockholder vote. A representative of Deloitte is expected to be present virtually at the 2026 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit and Other Fees

Deloitte served as our independent registered public accounting firm for fiscal years 2024 and 2025. The following table summarizes the fees charged by Deloitte for the services rendered to the company and its subsidiaries in 2024 and 2025, respectively:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2024	Fiscal Year 2025
Audit (1)	$2,793,000	$1,908,000
All Other Fees (2)	$2,000	$2,000
Total	$2,795,000	$1,910,000

(1)
Represents aggregate fees charged by Deloitte for fiscal years 2024 and 2025, respectively, including the audits of internal control over financial reporting, and quarterly reviews.
(2)
Represents aggregate fees charged by Deloitte for research services.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, the Audit Committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by Deloitte for fiscal years 2024 and 2025 were pre-approved by our Audit Committee, each in accordance with the policy.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3

ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory and non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. This vote is advisory, which means that the vote is not binding on the company, the Board or the Compensation Committee. However, we value the viewpoint of our stockholders, and the Compensation Committee will evaluate whether any actions are necessary to address any concerns.

Stockholders are urged to read, in particular, the section titled "Compensation Discussion and Analysis" as well as the section titled "Executive Compensation" in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains additional information and narrative discussion about the compensation of our named executive officers. Our Board and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the company’s stockholders approve, on an advisory and non-binding basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, the other compensation tables and narrative discussion in the Proxy Statement for the company’s 2026 Annual Meeting of Stockholders.”

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to approve, on an advisory, non-binding basis, the compensation of the named executive officers, as disclosed in this Proxy Statement.

PROPOSAL 4

APPROVAL OF THE ENTRAVISION COMMUNICATIONS CORPORATION AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

Introduction

In 2004, we adopted the 2004 Equity Incentive Plan, which was most recently amended and restated by our Board of Directors and stockholders in May 2024 (as amended and restated, the "2004 Plan"). On April 16, 2026, our Board of Directors adopted a further amendment and restatement of the 2004 Plan (the “Amended and Restated Plan”), subject to stockholder approval. The Amended and Restated Plan includes the following material amendments to the 2004 Plan:

(i)
increases the aggregate number of shares authorized for issuance under the 2004 Plan by 6,000,000 shares (and increases the aggregate number of shares that may be issued in the form of incentive stock options by 6,000,000 shares), in each case subject to adjustment for certain changes in our capital structure; and
(ii)
extends the term of the plan to the tenth anniversary of the date that stockholders approve the Amended and Restated Plan.

We believe the proposed share pool increase and related changes to the 2004 Plan are reasonable, appropriate, and in the best interests of our stockholders.

We are requesting that stockholders approve the proposed Amended and Restated Plan. If this proposal is approved by our stockholders at the 2026 Annual Meeting, the Amended and Restated Plan will become effective on the date of the 2026 Annual Meeting (the “Restatement Effective Date”). If stockholders do not approve this proposal, the 2004 Plan will remain in effect in accordance with its terms. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

As detailed further below, as of December 31, 2025, there were 5,630,651 shares of Class A common stock subject to unvested restricted stock unit awards with time-based vesting, 2,590,000 shares of Class A common stock subject to unvested performance unit awards with performance-based vesting outstanding under our equity compensation plans, and 640,000 shares of Class A common stock subject to vested restricted stock unit awards subject to deferred settlement, in each case, including restricted stock unit awards or performance unit awards granted under our 2023 Inducement Plan (the “Inducement Plan”) to new hires as inducement grants made in accordance with §303A.08 of the NYSE Listed Company Manual. As of December 31, 2025, there were 6,505,063 shares of Class A common stock available for new awards under the 2004 Plan, and no shares of Class A common stock available for new awards under the Inducement Plan (our only other current equity compensation plan).

As of the Restatement Effective Date, and subject to adjustments for changes in capitalization and the Amended and Restated Plan’s share counting provisions, 12,505,063 shares of our Class A common stock are reserved for issuance under the Amended and Restated Plan, less one share for every share subject to an award granted under the 2004 Plan after December 31, 2025 and prior to the Restatement Effective Date. The 12,505,063 shares of our Class A common stock is equal to the 6,505,063 shares that were available for awards under the 2004 Plan as of December 31, 2025, plus the 6,000,000 new shares. For the avoidance of doubt, as of December 31, 2025, there are no shares available for awards under the Inducement Plan.

Based on our historical rate of use of shares under the 2004 Plan, we expect that we will run out of shares available for grant under the 2004 Plan before the 2027 Annual Meeting of Stockholders. Accordingly, we wish to amend and restate the 2004 Plan to increase the number of shares of our Class A common stock authorized for issuance thereunder by 6,000,000 shares to continue to meet our compensation goals for future years. Based on our current plans and growth expectations, we believe that the shares requested in this proposal will be sufficient for the company’s needs for approximately one to two years but could last for a shorter period of time if actual practice does not match historic rates or our share price or the number of individuals who receive grants under our equity compensation plans changes materially.

Rationale for Share Increase

We believe that our ability to award equity compensation is critical to our continued success in remaining competitive and attracting, motivating and retaining key personnel.

In January 2025, the Compensation Committee fundamentally shifted the company’s approach to executive compensation. The Company moved to reduce cash compensation in favor of a model more focused on long-term equity value. The Compensation Committee suspended the 2025 cash bonus component of the compensation plan for our named executive officers (other than for severance purposes, as described in the CD&A under the heading "Employment Agreements") and replaced it with a larger allocation of equity compensation. We have maintained this model in 2026, and do not have a 2026 cash bonus plan, because we believe that in the current environment, equity is the mechanism that best aligns management with the interests of our stockholders. This strategic shift away from salary and cash incentives has resulted in a higher utilization of shares than in prior years.

The creativity and entrepreneurial drive of our employees and other personnel who provide services to our company generates much of the growth and success of our business. By giving our directors, employees and consultants an opportunity to share in the growth of our stock, we align their interests with those of our stockholders. Our directors, employees and consultants understand that their stake in our company will have value only if, working together, we create value for all our stockholders. We believe that our award program has helped us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our company.

We believe that we have demonstrated a commitment to sound equity compensation practices. We recognize that equity compensation awards dilute stockholder equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests. Total potential dilution is equal to the total number of unvested equity awards outstanding plus the pool of shares remaining for future awards, divided by the total number of common shares outstanding, the number of unvested equity awards outstanding, and the pool of shares remaining for future awards. Our overhang as of December 31, 2025 was:

	Stock Options
Plan	Number Outstanding	Weighted Average Exercise Price ($/Share)	Weighted Average Remaining Term (yrs.)	Total Unvested Stock Awards Outstanding (1)	Total Vested Stock Awards Outstanding (2)	Shares Available
2004 Plan	—	—	—	6,620,651	240,000	6,505,063
Inducement Plan	—	—	—	1,600,000	400,000	—

(1)
Includes outstanding unvested restricted stock units and performance units. For performance units, amount reflects the maximum number of shares issuable pursuant to such awards.
(2)
Includes outstanding vested RSUs that are subject to deferred settlement.

An additional metric that we use to measure the cumulative dilutive impact of our equity program is fully diluted overhang (the sum of (1) the number of shares subject to equity awards outstanding, but not exercised or settled and (2) the number of shares available to be granted, divided by the sum of (1) the total common shares outstanding, (2) the number of shares subject to equity awards outstanding but not exercised or settled, and (3) the number of shares available to be granted. Our approximate overhang as of December 31, 2025 was 14.3% as a percent of fully-diluted common shares outstanding on the proxy record date. If the Amended and Restated Plan was approved as of such date, our approximate overhang (as a percent of fully-diluted common shares outstanding) as of that date would increase to 18.8% and then would decline over time.

Burn rate is equal to total awards granted divided by the basic weighted average shares of common stock outstanding. The company’s three-year average burn rate for fiscal 2023 through fiscal 2025 was:

Fiscal Year	Options Granted	Full Value Shares Granted (1)	Total Shares Granted	Weighted Average Common Shares Outstanding (2)	Burn Rate
2023	—	5,869,439	5,869,439	87,901,938	6.68%
2024	—	3,528,500	3,528,500	89,876,538	3.93%
2025	—	4,996,153	4,996,153	91,016,645	5.49%
3-year average					5.36%
(1)
For performance units, amount reflects the maximum number of shares issuable pursuant to such awards.
(2)
Common shares outstanding consists of our Class A common stock and Class U common stock, as reported on our Annual Report on Form 10-K for each fiscal year.

Amended and Restated Plan Highlights

The Amended and Restated Plan includes provisions which we believe are designed to serve stockholders’ interests and promote effective corporate governance, including the following:

•
No “Evergreen” Provision. The Amended and Restated Plan fixes the number of shares available for future grants and does not provide for any automatic annual increases based on an increase in the number of outstanding shares of our Class A common stock.
•
Minimum Vesting Period. A minimum vesting period of one year is required for all equity awards granted under the Amended and Restated Plan, other than a limited number of excepted awards.
•
No Liberal Share Recycling on Options or Stock Appreciation Rights. Shares that are reacquired, withheld or not issued by us to satisfy the exercise price or tax withholding obligation in connection with stock options or stock appreciation rights, shares reacquired by the company on the open market or otherwise using cash proceeds from the exercise of stock options, and any shares with respect to which a stock appreciation right is exercised will in each case not become available again for issuance under the Amended and Restated Plan.
•
Dividends Subject to Vesting. Dividends and dividend equivalents with respect to an award granted under the Amended and Restated Plan are subject to the same vesting provisions as the corresponding award.
•
Non-Employee Director Compensation Limit. The value of all awards granted under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000.
•
No Discounted Stock Options. The Amended and Restated Plan prohibits the granting of stock options at an exercise price that is less than the fair market value of our Class A common stock on the date the stock option is granted.
•
No Stock Option Re-Pricings without Stockholder Approval. The Amended and Restated Plan explicitly prohibits re-pricing of option awards or stock appreciation rights without stockholder approval.
•
Limitations on Material Amendments. The Amended and Restated Plan may not be materially amended unless stockholder approval is obtained under the rules of the NYSE.
•
Administered by Independent Directors. The Compensation Committee of the Board of Directors administers the Amended and Restated Plan, although it may delegate certain responsibilities to others, as described below under “Administration”.
•
Clawback on Time-Based and Performance-Based Awards. In the event of an accounting restatement, the Compensation Committee may, in accordance with the Company's Compensation Recovery Policy and applicable laws or NYSE rules, require a participant to repay or forfeit that portion of time-based and/or performance-based awards that were granted, earned or vested during the company’s three immediately preceding completed fiscal years that the Compensation Committee determines was in excess of the amount that would have been granted, earned or vested during such period based on the restated results.

Summary of the Amended and Restated Plan

The following is a summary of the material terms of the Amended and Restated Plan. It is qualified by reference to the full text of the Amended and Restated Plan, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

Number of Shares. As of the Restatement Effective Date, and subject to adjustment for changes in capitalization as discussed below, 12,505,063 shares of our Class A common stock are reserved for issuance under the Amended and Restated Plan, less one share for every share subject to an award granted under the 2004 Plan after December 31, 2025 and prior to the Restatement Effective Date. If an award lapses, expires, terminates, is settled in cash or is cancelled without the issuance of shares under the award, or if shares are forfeited under an award, then the shares subject to the award may again be used for new awards under the Amended and Restated Plan. After December 31, 2025, shares tendered, withheld or otherwise used to satisfy tax withholding liabilities arising from an award (other than stock options or stock appreciation rights) may again be used for new awards under the Amended and Restated Plan. After December 31, 2025, shares tendered or held back upon exercise of a stock option or stock appreciation right to cover the exercise price or tax withholding, shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, and shares reacquired by the company on the open market will not be added back to the shares available for issuance under the Amended and Restated Plan.

If we acquire another entity through a merger or similar transaction and issue replacement awards under the Amended and Restated Plan in assumption of or substitution or exchange of awards previously granted by the entity that is acquired, to the extent permitted under applicable laws and NYSE rules, shares subject to such substitute awards will not reduce the number of shares reserved for issuance under the Amended and Restated Plan.

Subject to the overall share limitations described above, the maximum number of shares which may be issued upon exercise of stock options intended to qualify as “incentive stock options” under Internal Revenue Code Section 422 is 12,505,063 shares.

For awards intended to qualify as “performance-based compensation” under Internal Revenue Code Section 162(m), the following limitations also apply:

•
The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one person in any calendar year is 500,000 shares, except that this limit is one million shares if the grant is made in the year of the recipient’s initial employment.
•
The maximum number of shares that may be subject to restricted stock or restricted stock units (“RSUs”) granted to any one person in any calendar year is 500,000 shares.
•
The maximum number of shares that may be subject to performance shares or performance units (if such units are valued in relation to shares) granted to any one person in any calendar year is 500,000 shares.
•
The number of shares reserved for issuance under the 2004 Plan, and the limits on the number of awards that may be granted to any one person or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration. The Amended and Restated Plan is administered by the Compensation Committee. The Compensation Committee has full power to administer the Amended and Restated Plan and the decisions of the Compensation Committee are final and binding upon all the participants. The Compensation Committee may at any time accelerate the vesting, payment or settlement of any award.

The Board may delegate the Compensation Committee’s administrative authority to another committee or the Compensation Committee may delegate some of its authority to the Chief Executive Officer of the company. Any such delegation may be made only to the extent the law allows. In no event may such delegation be made with respect to awards granted to individuals who are subject to Section 16 of the Exchange Act unless the delegation is made to a committee composed entirely of non-employee directors.

Eligibility. The selection of the participants in the Amended and Restated Plan is generally determined by the Compensation Committee. The Committee may designate any of the following as a participant from time to time: any officers or other employees of our company or any of our affiliates, any individuals that we or our affiliates have engaged to become an officer or other employee, any non-employee director, and consultants and advisors who provide bona fide services to us or our affiliates as independent contractors.

As of April 13, 2026, approximately two executive officers, seven non-employee directors and approximately 1,046 other employees are eligible to be selected by the Compensation Committee to receive grants under the Amended and Restated Plan. Based solely on the closing price of our Class A common stock as reported by the NYSE on April 13, 2026 and the maximum number of shares that would have been available for awards as of such date under the Amended and Restated Plan, the maximum aggregate market value of the shares of Class A common stock that could potentially be issued under the Amended and Restated Plan is $24,467,059.

Director Compensation Limit. The Amended and Restated Plan provides that the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by the company to any non-employee director in any calendar year for service as a non-employee director may not exceed $750,000.

Minimum Vesting Period. The minimum vesting period for each equity-based award granted under the Amended and Restated Plan must be at least one year, except for (i) awards delivered in lieu of fully-vested cash awards or payments, (ii) awards granted to non-employee directors which vesting period runs from the date of one annual meeting of stockholders to the next annual meeting of stockholders which is at least 50 weeks, and (ii) awards with respect to up to five percent of the gross share reserve (as defined in the Amended and Restated Plan). However, such minimum vesting period requirements will not preclude the Compensation Committee from taking action, in its sole discretion, to accelerate the vesting of any award in connection with or following a participant’s death, disability, retirement termination of service or a change in control.

Types of Awards. The Amended and Restated Plan allows for the grant of stock options, stock appreciation rights, performance shares, performance units, restricted stock awards, RSUs and dividend equivalent units in any combination, separately or in tandem. Subject to the terms of the Amended and Restated Plan, the Compensation Committee will determine the terms and conditions of awards, including the times when awards vest or become payable and the effect of certain events such as termination of employment.

Stock Options. The Compensation Committee may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 or options not qualified under any section of the Code (“non-qualified options”). Only employees may receive incentive stock options. All stock options granted under the Amended and Restated Plan (other than substitute awards granted in connection with an acquisition transaction) must have an exercise price that is at least equal to the fair market value of our underlying Class A common stock on the grant date. Any incentive stock option granted to an employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary must have an exercise price of at least 110% of the fair market value on the grant date. No stock option granted under the Amended and Restated Plan may have a term longer than ten years. Any incentive stock option granted to any employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary must terminate no later than the fifth anniversary of the date of grant. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of Class A common stock, or by any other means the Compensation Committee approves.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date.

Performance-Based Awards. The Amended and Restated Plan provides for the grant of performance shares and performance units, the grant or vesting of which is dependent upon the attainment of objective performance targets relative to certain performance measures. Performance targets may include minimum, maximum and target levels of performance, with the size of the award or vesting based on the level attained. Performance measures are criteria established by the Compensation Committee relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a company-wide basis, and either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: income from operations; revenue; earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted); income before income taxes and minority interests; operating income; pre- or after-tax income; average accounts receivable; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on capital; return on assets; growth in assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; market share or market penetration; business expansion, and/or acquisitions or divestitures; or any other subjective or objective goal selected by the Compensation Committee. The Compensation Committee may also specify that the performance-based awards will also be subject to a period of employment or service as well.

Performance-based awards may be paid in cash, shares or a combination of both, as determined by the Compensation Committee at the time of making an award.

Restricted Stock and Restricted Stock Unit Awards. The Compensation Committee may grant shares of restricted Class A common stock with or without payment of consideration by the recipient, or may grant RSUs. The Compensation Committee will determine whether RSUs will be paid in cash, shares of our Class A common stock or a combination thereof. All or part of any restricted stock or RSU award may be subject to conditions and restrictions, which the Compensation Committee will specify, including the vesting terms.

Dividend Equivalent Unit Awards. The Compensation Committee may grant awards of dividend equivalent units, either alone or in tandem with awards other than stock options or stock appreciation rights. A dividend equivalent unit gives the recipient the right to receive a payment equal to the dividends paid on one or more shares of our Class A common stock as the Compensation Committee specifies, and the Compensation Committee may provide that such dividend equivalent units are deemed to be reinvested in additional shares or otherwise reinvested. Dividends and dividend equivalents with respect to an award that is subject to vesting shall only be paid out to participants to the extent that the vesting conditions are satisfied and the corresponding award vests.

Change of Control. Unless otherwise determined by the Compensation Committee and evidenced in an award agreement, severance or change in control policy or agreement, if in connection with a change of control the awards granted under the Amended and Restated Plan are not assumed or substituted with similar awards which preserve the benefits to be provided to participants, including the right of participants to receive shares upon exercise or settlement of the award which are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (a “Non-Assumption Event”), then each outstanding stock option and stock appreciation right will become fully vested and exercisable and each other award will become fully vested and nonforfeitable immediately prior to the change of control, In each case, with any performance conditions deemed to be achieved at the higher of target and actual performance (if determinable). The holder of an outstanding stock option or stock appreciation right will be permitted, within a specified period of time prior to the change of control as determined by the Compensation Committee, to exercise all outstanding stock options and stock appreciation rights (to the extent exercisable after giving effect to any acceleration of vesting in connection with the change of control). In addition, the Compensation Committee may, in its sole discretion, provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of an award) in an amount determined by the Compensation Committee effective at such time as the Compensation Committee specifies, except that the payment must be at least as favorable to the holder as the amount the holder could have received in respect of the award if the holder had elected to receive a cash payment under the Amended and Restated Plan’s provision described immediately below.

In addition, upon a Non-Assumption Event and to the extent that the Compensation Committee does not provide for a cash payment in respect of awards in connection with such change of control, (i) each holder of a stock option or stock appreciation right that is outstanding as of the date of the change of control who is an employee of the company or any subsidiary (plus, such other holders of stock options or stock appreciation rights as determined by the Compensation Committee in its sole discretion), and (ii) each holder of any restricted stock award, performance share award, RSU award, performance unit award or dividend equivalent, will have the right, exercisable within 30 days after a change of control (but not beyond the option or stock appreciation right’s expiration date), to receive, in exchange for the surrender of the award (for stock options and stock appreciation rights, to the extent vested and not yet exercised), an amount of cash equal to the fair market value of the shares on the change of control date or date of surrender (whichever is greater), less, in the case of stock options or stock appreciation rights, the exercise price of such stock option or stock appreciation right. If the Compensation Committee so determines prior to a change of control, any such option or stock appreciation rights that is not exercised or surrendered prior to the end of the 30-day period will be cancelled.

Unless otherwise determined by the Compensation Committee and evidenced in an award agreement, severance or change in control policy or agreement, in the event of a Change of Control that is not a Non-Assumption Event, any surviving corporation or acquiring corporation (or parent thereof) may assume or continue any or all awards outstanding under the Amended and Restated Plan (or a portion thereof). The terms of any assumption, continuation or substitution will be set by the Compensation Committee.

The 2004 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Internal Revenue Code Sections 280G and 4999. Rather, except as otherwise provided in a written agreement between the company and an award holders, in the event that any payment or transfer by the company under the 2004 Plan to or for the benefit of a participant would be nondeductible by the company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Internal Revenue Code Section 280G, then the aggregate present value of all such payments will be reduced (but not below zero) to an amount that maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the company because of Internal Revenue Code Section 280G.

Adjustments for Changes in Capitalization. Under the terms of the Amended and Restated Plan, if the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the company, issuance of warrants or other rights to purchase securities of the company, or other similar corporate transaction or event affects the shares of our Class A common stock such that the Compensation Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended and Restated Plan, then, subject to the terms of the Amended and Restated Plan, the Compensation Committee will, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares or other securities subject to the Amended and Restated Plan, (2) the number and type of shares or other securities subject to outstanding awards, and (3) the grant, purchase, or exercise price with respect to any award.

With respect to incentive stock options, no adjustment may be authorized to the extent that such authority would cause the Amended and Restated Plan to violate Internal Revenue Code Section 422(b).

Without limitation, subject to the terms of the Amended and Restated Plan, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, the Compensation Committee may substitute, on an equitable basis as the Compensation Committee determines, for each share then subject to an award, the number and kind of shares of stock, other securities, cash or other property to which holders of stock are or will be entitled in respect of each share pursuant to the transaction.

Transferability of Awards. Awards granted under the Amended and Restated Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise allows a participant to (i) designate a beneficiary to exercise awards after the participant’s death, (ii) transfer an award to a former spouse pursuant to a domestic relations order incident to divorce, or (iii) transfer an award by gift.

Repricing, Reloading and Backdating Prohibited. The Compensation Committee may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Compensation Committee takes action to approve such award, and the Amended and Restated Plan prohibits re-pricing of option awards or stock appreciation rights without stockholder approval. In addition, no awards may provide for automatic “reload” grants of additional awards upon the exercise of an option or stock appreciation right.

Foreign Participation. The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Amended and Restated Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the Amended and Restated Plan in a foreign country will not affect the terms of the Amended and Restated Plan for use in any other country.

Recoupment. All awards under the Amended and Restated Plan are subject to any recoupment or clawback policy that the Board or Compensation Committee may adopt from time to time. In addition, if the company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, then the Compensation Committee may, in its sole discretion, require a participant to repay or forfeit that portion of any time-based and/or performance-based awards that were granted, earned or vested during the company’s three completed fiscal years preceding the date of such restatement that the Compensation Committee determines was in excess of the amount that would have been granted, earned or vested based on restated results.

Amendment. The Board or Compensation Committee may alter, amend, suspend or discontinue the Amended and Restated Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or NYSE listing requirements, or if such action increases the number of shares that may be issued under the Amended and Restated Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Compensation Committee may alter or amend awards under the Amended and Restated Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior stockholder approval if it would violate the anti-repricing protections under the Amended and Restated Plan as described above under “Amended and Restated Plan Highlights”.

Term. The Amended and Restated Plan will remain in effect until the tenth anniversary of the Restatement Effective Date, unless terminated earlier by the Board of Directors or the Compensation Committee. However, no incentive stock options may be granted more than 10 years after the date that the Amended and Restated Plan was approved by our Board of Directors.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the Amended and Restated Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Amended and Restated Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States. Participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our Class A common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our Class A common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Class A common stock on the exercise date).

In general, a participant will recognize no income or gain at the time of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our Class A common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our Class A common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our Class A common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the cash or fair market value of the shares of Class A common stock that the participant receives. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our Class A common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Class A common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Amended and Restated Plan, unless the participant makes the election under Internal Revenue Code Section 83(b) as described below. A participant who has not made such an 83(b) election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Class A common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect under Internal Revenue Code Section 83(b) to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election under Internal Revenue Code Section 83(b), then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Amended and Restated Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Class A common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Internal Revenue Code Sections 409A and 280G

Awards under the Amended and Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. If the requirements of Internal Revenue Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Amended and Restated Plan is intended to permit compliance with Internal Revenue Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Internal Revenue Code Section 409A. The Amended and Restated Plan and any applicable awards may be modified to exempt the awards from Internal Revenue Code Section 409A or comply with the requirements of Internal Revenue Code Section 409A.

Awards Granted under the 2004 Plan

The following table shows, for each of the individuals and various groups indicated, the total number of shares subject to option awards that have been granted under the 2004 Plan from the date of the 2004 Plan’s inception through April 13, 2026, even if not currently outstanding.

Name and Position	Stock Option Awards (Number of Shares)
Michael Christenson, Chief Executive Officer	—
Mark Boelke, Chief Financial Officer and Treasurer	404,000
Jeffery Liberman, Former President and Chief Operating Officer	474,000
All current executive officers, as a group	404,000
All current directors who are not executive officers, as a group	630,000
Each current nominee for election as a director who are not executive officers
Paul Anton Zevnik	380,000
Brad Bender	—
Martha Elena Diaz	—
Thomas Strickler	—
Lara Sweet	—
Gilbert R. Vasquez	250,000
Fehmi Zeko	—
Each associate of any such director, executive officer or nominees	—
Each other person who received or is to receive 5% of such awards	—
All current employees who are not executive officers, as a group	950,000

New Plan Benefits

No awards have been granted, and no shares of any class of our common stock have been issued, on the basis of the proposed share increase under the Amended and Restated Plan. It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the proposed Amended and Restated Plan because the grant and actual pay-out of awards under the Amended and Restated Plan are subject to the discretion of the Compensation Committee.

Equity Compensation Plan Information

The following table summarizes the company’s equity compensation plan information as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted Average exercise price of outstanding options, warrants and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders: (2)	6,860,651	(3)	—	6,505,063
Equity compensation plans not approved by security holders: (4)	2,000,000	(5)	—	—
Total	8,860,651		—	6,505,063

(1)
Represents the weighted average exercise price of outstanding stock options. Outstanding restricted stock units and performance units are not included in such weighted average exercise price calculations because restricted stock units and performance units do not have an exercise price.
(2)
Includes the 2004 Plan.
(3)
Includes (i) 5,030,651 shares of Class A common stock issuable pursuant to unvested restricted stock units, (ii) 1,590,000 shares of Class A common stock issuable pursuant to unvested performance units, and (iii) 240,000 shares of Class A common stock issuable pursuant to vested restricted stock unit awards subject to deferred settlement.
(4)
Includes the Inducement Plan.
(5)
Includes (i) 600,000 shares of Class A common stock issuable pursuant to unvested restricted stock units, (ii) 1,000,000 shares of Class A common stock issuable pursuant to unvested performance units, and (iii) 400,000 shares of Class A common stock issuable pursuant to vested restricted stock unit awards subject to deferred settlement.

Effect of a No Vote

If the stockholders do not approve the Amended and Restated Plan, the 2004 Plan will remain in effect in accordance with its terms. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Board Consideration

In considering the recommendation of our Board of Directors with respect to the approval of the Amended and Restated Plan, stockholders should be aware that the members of our board of directors have certain interests, which may present them with conflicts of interest in connection with this proposal. As discussed above, directors are eligible to receive awards under the Amended and Restated Plan.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 with the SEC relating to the issuance of the additional 6,000,000 shares of our Class A common stock reserved and available for issuance under the Amended and Restated Plan as soon as practicable after approval of the amendment and restatement of the 2004 Plan by our stockholders.

Required Vote

Approval of amendment and restatement of the 2004 Plan requires a majority of the total votes cast on such proposal, provided a quorum is present.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR approval of the amendment and restatement of the 2004 Plan.

MANAGEMENT

The following sets forth the names, positions and ages of our executive officers as of April 13, 2026:

Name	Position	Age
Michael Christenson	Chief Executive Officer	67
Mark Boelke	Chief Financial Officer and Chief Operating Officer	54

Background

Michael Christenson. Mr. Christenson has been our Chief Executive Officer since July 2023. See, “Proposal 1—Election of Directors” for additional biographical information on Mr. Christenson.

Mark Boelke. Mr. Boelke has been our Chief Financial Officer and Treasurer since May 2024, and, in addition, our Chief Operating Officer since February 2026. Mr. Boelke previously served as the Company’s General Counsel and Secretary since 2006, after joining the Company in 2005 as Deputy General Counsel and Vice President of Legal Affairs. Before joining the Company, Mr. Boelke was an attorney at O’Melveny & Myers LLP. Mr. Boelke earned his law degree from the University of Minnesota Law School and a Bachelor of Arts degree from St. Olaf College.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 13, 2026, concerning, except as indicated by the footnotes below:

•
each person whom we know beneficially owns more than 5% of our Class A common stock;
•
each of our directors and nominees for the board of directors;
•
our “named executive officers” as set forth in the “Compensation Discussion and Analysis”, below; and
•
all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Entravision Communications Corporation, 1 Estrella Way, Burbank, California 91504.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 82,686,451 shares of Class A common stock outstanding at April 13, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants, restricted stock units or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within sixty days after April 13, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. In addition, we did not include TelevisaUnivision, Inc. ("TelevisaUnivision"), which currently holds all 9,352,729 shares of our Class U common stock. The Class U common stock is non-voting, and therefore TelevisaUnivision does not appear in the table as an owner of voting securities.

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Class A Common Stock(1)
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors:
Michael Christenson(2)	1,179,420	1.41%
Mark Boelke(3)	284,835	*
Jeffery Liberman(4)	123,312	*
Paul Anton Zevnik(5)	3,169,082	3.82%
Gilbert R. Vasquez(6)	954,255	1.15%
Martha Elena Diaz(7)	336,037	*
Fehmi Zeko(8)	294,047	*
Thomas Strickler(9)	1,079,089	1.30%
Brad Bender(10)	179,241	*
Lara Sweet(11)	173,246	*
All executive officers and directors as a group(12) (10 persons)	7,772,564	9.12%
> 5% Security Holders
Alexandra Seros(13)	12,399,486	15.00%
Gate City Capital Management, LLC(14)	11,090,968	13.41%
American Century Investment Management Inc.(15)	9,855,247	11.92%
BlackRock, Inc.(16)	4,454,312	5.39%

Beneficial ownership representing less than one percent is denoted with an asterisk (*).

(1)
Does not include Class A common stock that may become issuable upon conversion of Class U common stock on transfer. Class U common stock is not included in this table because it is non-voting. Currently all 9,352,729 shares of our Class U common stock outstanding are held by TelevisaUnivision.
(2)
Consists of (i) 777,250 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026; and (ii) 402,170 shares of Class A common stock held of record by Mr. Christenson.
(3)
Consists of 284,835 shares of Class A common stock held of record by Mr. Boelke.
(4)
Consists of 123,312 shares of Class A common stock held of record by the Liberman Revocable Trust.
(5)
Consists of (i) 206,148 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026; (ii) 2,432,268 shares of Class A common stock held by The Paul A. Zevnik Revocable Trust of 2000; and (iii) 530,666 shares of Class A common stock held by The Paul A. Zevnik Irrevocable Trust of 1996.
(6)
Consists of (i) 570,039 shares of Class A common stock held of record by Mr. Vasquez; and (ii) 384,216 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.
(7)
Consists of 336,037 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.
(8)
Consists of 294,047 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.
(9)
Consists of (i) 10,000 shares of Class A common stock held of record by Mr. Strickler; (ii) 179,241 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026; and (iii) 889,848 shares of Class A common stock held of record by Thomas Strickler, as Trustee of The Walter F. Ulloa Irrevocable Trust of 1996 (the “Ulloa Irrevocable Trust”). Mr. Strickler has sole voting and dispositive power over the shares held of record by the Ulloa Irrevocable Trust. Mr. Strickler disclaims beneficial ownership of the shares held by the Ulloa Irrevocable Trust except to the extent of any pecuniary interest therein.
(10)
Consists of 179,241 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.
(11)
Consists of 173,246 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.

(12)
Consists of (i) 5,243,138 shares of Class A common stock and (ii) 2,529,426 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 13, 2026.
(13)
Based on the most recently available Schedule 13D/A jointly filed by Alexandra Seros, as Trustee of The Survivor's Trust (the "Survivor's Trust"), The Non-Exempt Marital Trust (the "Marital Trust") and The Bypass Trust (the "Bypass Trust"), each under the Seros Ulloa Family Trust of 1996, (the "Seros Ulloa Trust") and Thomas Strickler, as Trustee of the Ulloa Irrevocable Trust with the SEC dated November 17, 2025, consists of (i) 344,840 shares of Class A common stock held by the Bypass Trust for which Ms. Seros serves as trustee; (ii) 1,087,571 shares of Class A common stock held by the Marital Trust for which Ms. Seros serves as trustee; and (iii) 10,967,075 shares held by the Survivor's Trust for which Ms. Seros serves as trustee. Does not include 889,848 shares of Class A common stock held by the Ulloa Irrevocable Trust, of which Ms. Seros is a beneficiary but not the trustee and does not exercise voting or dispositive control over such shares. Ms. Seros is the widow of our former Chairman and Chief Executive Officer, Mr. Walter F. Ulloa, who died on December 31, 2022. Ms. Seros disclaims beneficial ownership of shares except to the extent of her pecuniary interest.
(14)
Based on the most recently available Schedule 13G/A filed jointly with the SEC on February 17, 2026 by Gate City Capital Management, LLC ("Gate City") and Michael Melby, Gate City's managing member. Gate City and Mr. Melby beneficially owned 11,090,968 shares of Class A common stock, with sole voting power and sole dispositive power over all of such shares. The address for Gate City Capital Management, LLC is 8725 West Higgins Road, Suite 530, Chicago, Illinois 60631.
(15)
Based on the most recently available Schedule 13G/A jointly filed by American Century Companies, Inc., American Century Investment Management, Inc., American Century Capital Portfolios, Inc. and Stowers Institute for Medical Research with the SEC dated November 14, 2025. American Century Companies, Inc. beneficially owned 9,855,247 shares of Class A common stock, with sole voting power over 9,527,472 shares and sole dispositive power over 9,855,247 shares; American Century Investment Management, Inc., a wholly-owned subsidiary of American Century Companies, Inc., beneficially owned 9,855,247 shares of Class A common stock, with sole voting power over 9,527,472 shares and sole dispositive power over 9,855,247 shares; American Century Capital Portfolios, Inc. beneficially owned 6,763,221 shares of Class A common stock, with sole voting power and sole dispositive power over all of such shares; and Stowers Institute for Medical Research beneficially owned 9,855,247 shares of Class A common stock, with sole voting power over 9,527,472 shares and sole dispositive power over 9,855,247 shares. The address for the joint filers is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.
(16)
Based on the most recently available Schedule 13G/A filed with the SEC on April 23, 2025 by BlackRock, Inc. BlackRock, Inc. beneficially owned 4,454,312 shares of Class A common stock, with sole voting power over 4,377,671 shares and sole dispositive power over 4,454,312 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons that no Form 5s were required for those persons, we believe that all reporting requirements under Section 16(a) for the 2025 fiscal year were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners, except that Messrs. Christenson, Boelke, and Liberman, Juan Navarro, our former Chief Revenue Officer, and William McNally, our Chief Accounting Officer and Corporate Controller, each filed one late Form 4 reporting exempt equity plan award transactions that occurred on January 21, 2025, with such Form 4 filed on April 7, 2025, and Alexandra Seros, a ten-percent stockholder, filed one late Form 4 reporting exempt transactions that occurred on September 9, 2024, with such transactions reported on a Form 4 filed on August 21, 2025.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has furnished the following Compensation Committee Report for the 2025 fiscal year. This Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis provided below (the “CD&A”) with management. In reliance on the reviews and discussions referred to above, the Compensation Committee has recommended to the Board, and the Board has approved, that the CD&A be included in this proxy statement and our Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

By the Compensation Committee of the Board of Directors:

Martha Elena Diaz, Chair
Brad Bender
Tom Strickler
Lara Sweet

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding the 2025 compensation for our named executive officers, comprised of our principal executive officer and the two most highly compensated executive officers at fiscal year-end. For 2025, our named executive officers were:

Name	Position
Michael Christenson	Chief Executive Officer
Mark Boelke	Chief Financial Officer and Treasurer
Jeffery Liberman(1)	Former President and Chief Operating Officer

(1)
Mr. Liberman’s employment as our former President and Chief Operating Officer was terminated effective February 19, 2026.

This Compensation Discussion and Analysis describes the material elements of our executive compensation during 2025. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the Compensation Committee and our Board arrived at the specific compensation decisions for our named executive officers in fiscal year 2025 and discusses the key factors that were considered in determining their compensation.

2025 Changes to Our Compensation Program

In January 2025, the Compensation Committee reviewed and changed the Company's approach to executive compensation. The Compensation Committee shifted the Company's approach to one that is more focused on long-term equity value and less oriented around short-term cash compensation and short term-incentives. Base salary, bonus, equity incentives and severance were modified to align with changing business dynamics, including the disposition of the operations of our Entravision Global Partners business, as well as transformation in the business in which we operate. The Compensation Committee weighted equity compensation more heavily and, correspondingly, reduced salaries and also suspended the cash bonus plan in 2025. The annual base salaries of Messrs. Christenson, Liberman, and Boelke were reduced to $500,000, a reduction of 47%, 38% and 25% relative to fiscal year 2024, respectively. The Compensation Committee also suspended the 2025 cash bonus plan, meaning there was no target cash bonus or related performance bonus opportunity for fiscal year 2025. The value of the salary reduction and the suspension of any bonus opportunity was considered when determining the size of 2025 equity awards to our named executive officers.

Additionally, we entered into amendment letters with our named executive officers, whereby if the named executive officer experiences a qualifying termination under our Severance Plan prior to December 31, 2026, then, solely for purposes of calculating severance payments under the Severance Plan, the named executive officer’s base salary will be such named executive officer’s base salary as in effect on December 31, 2024 and the bonus portion of such severance will be calculated based on the named executive officer's target bonus for fiscal year 2024 (and deeming Company performance at target).

Administration of Compensation Program

The Compensation Committee has overall responsibility for evaluating and approving our executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of our executive officers, including our Chief Executive Officer and the other named executive officers, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to administer and make discretionary equity incentive grants to all of our employees under our equity compensation plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board. The charter reflects these various responsibilities, and the Compensation Committee is charged with periodically reviewing the charter, which it does annually. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors as defined under NYSE listing standards as currently in effect. The Compensation Committee has the ability to establish and delegate authority to a subcommittee. In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants to assist the Compensation Committee. The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“Frederic Cook”) as the Compensation Committee’s outside compensation consultant to provide advice directly to the Compensation Committee as well as company management in continuing to evaluate and develop compensation policies and practices. In 2025, Frederic Cook received $133,342 in direct compensation from the Company. The role of Frederic Cook is to provide independent advice and expertise in executive compensation policies and practices. In connection with its engagement of Frederic Cook, the Compensation Committee considered various factors regarding Frederic Cook’s independence including, but not limited to, the amount of fees received by Frederic Cook from the company as a percentage of Frederic Cook’s total revenue, its policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Frederic Cook’s independence. After reviewing these and other factors, the Compensation Committee determined that Frederic Cook was independent and that its engagement did not present any conflicts of interest.

In reviewing executive officer compensation, the Compensation Committee does not target compensation to a specific benchmark level; however, the Compensation Committee reviews competitive market data from companies in the media and digital marketing industries with broadly similar market cap. The compensation decisions in 2025 were informed by market data from a Q3 2024 study of market compensation levels with the following peer group companies:

• Cardlytics, Inc.	• fuboTV Inc.	• Thryv, Inc.

• Clear Channel Outdoor Holdings, Inc.	• Gray Television, Inc.	• Townsquare Media, Inc.

• Comscore, Inc.	• iHeartMedia, Inc.	• TrueCar, Inc.

• Cumulus Media	• Lee Enterprises, Inc.	• Urban One, Inc.

• Digital Turbine, Inc.	• PubMatic, Inc.	• USA Today Co., Inc.

• EverQuote, Inc.	• QuinStreet, Inc.	• WideOpenWest, Inc.

• E.W. Scripps Company	• Saga Communications, Inc.

• Fluent, Inc.	• TechTarget, Inc.

The Compensation Committee held two meetings and acted by written consent four times during 2025. The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2025 fiscal year.

Consideration of Prior Say-on-Pay Advisory Vote

At our May 29, 2025, annual meeting, we held our most recent non-binding, advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote), which received the support of approximately 99% of the votes cast. The Compensation Committee intends to continually evaluate our core compensation principles and objectives, including taking into account feedback received through informal stockholder communications and the results of future say-on-pay votes, when determining executive compensation.

Objectives and Philosophy

The Compensation Committee believes that our executive compensation policies and practices are designed to attract and retain qualified executives, motivate and reward them for their performance as individuals and as a management team, and further align the interests of our executives with the interests of our stockholders. We are engaged in a very competitive industry, and our success depends significantly upon our ability to attract and retain qualified executives through competitive compensation packages offered to such individuals. The Compensation Committee also believes that our equity incentive compensation policies and practices should reward executives upon their continued employment with the company and the long-term price of our stock.

In January 2025, the Compensation Committee reviewed and changed the Company's approach to executive compensation. The Compensation Committee shifted the Company's approach to one that is more focused on long-term equity value and less oriented around short-term cash compensation and short term-incentives. Base salary, bonus, equity incentives and severance were modified to align with changing business dynamics, including the disposition of the operations of our Entravision Global Partners business, as well as transformation in the business in which we operate. The Compensation Committee weighted equity compensation more heavily and, correspondingly, reduced salaries and also suspended the cash bonus plan in 2025.

Our policy for allocating between long-term and current compensation is to ensure that we provide adequate base salary and equity incentive compensation to attract, retain and reward qualified executives for their services, while providing long-term incentives to reward retention and to maximize long-term value for the company and our stockholders. Our policy is to provide cash compensation in the form of base salary to meet competitive salary requirements and non-cash equity incentive compensation to meet competitive equity compensation needs, promote retention, reward performance and further align the interest of our executives with the company’s stockholders. The Compensation Committee typically evaluates total compensation and makes specific equity incentive compensation grants to named executive officers in connection with services provided to us in their capacity as employees and executive officers. The named executive officers were all paid 2025 total compensation value, as reported in the Summary Compensation Table below, that was below the median of the peer group data reviewed for context by the Committee.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of our executive officers. For fiscal year 2025, the Compensation Committee considered management’s achievement of our short- and long-term goals in light of general economic conditions as well as specific company, industry and competitive conditions. The principal factors the Compensation Committee took into account in evaluating each executive officer’s compensation package for the 2025 fiscal year are described below.

Our 2025 total compensation program for our executive officers consisted of the following key elements of compensation:

•
Base salary
•
Equity incentive compensation
•
Certain additional benefits and perquisites

Base Salary

It is our goal to provide a base salary for our executive officers that is sufficiently high to attract and retain a strong management team and reflect the individual executive’s responsibilities, value to us, experience and past performance. The Compensation Committee reviews and approves adjustments, as necessary or appropriate, to the base salaries of our executive officers on a periodic basis. In doing so, the Compensation Committee exercises its judgment and discretion and considers several factors, including our overall financial and operational results for the prior fiscal year, the performance of the individual executive officer, the executive officer’s potential to contribute to our long-term strategic goals, the executive officer’s role and scope of responsibilities within our company, the executive officer’s individual experience and skills, the officer’s compensation as compared to similarly situated executives at comparable companies in our peer group, and, for executive officers other than the Chief Executive Officer, the input of our chief executive officer. No specific formula is applied to determine the weight of each criterion.

In January 2025, as part of the Company’s cost-reduction and strategic realignment initiatives, the Compensation Committee approved significant reductions to the base salaries of our named executive officers. The annual base salaries for our named executive officers for fiscal year 2025 were as follows:

Named Executive Officer	Fiscal Year 2024 Base Salary Rate ($)	Fiscal Year 2025 Base Salary Rate ($)	Percentage Increase/Decrease (%)
Michael Christenson	$950,000	$500,000	-47%
Mark Boelke	$669,500	$500,000	-25%
Jeffery Liberman	$800,000	$500,000	-38%

Bonus

In prior years, the Company maintained an annual cash bonus program. For fiscal year 2025, consistent with the shift toward equity-based compensation and cash conservation, the Compensation Committee suspended the annual cash bonus program for all named executive officers. Accordingly, no annual performance targets were set for the named executive officers, and no discretionary cash bonuses were paid to Messrs. Christenson, Boelke or Liberman for the 2025 fiscal year.

Equity Incentive Compensation

The Compensation Committee believes that the incentive of future stock ownership encourages employees to remain employed by the company and motivates them to use their best efforts at all times, as well as aligning the interests of our executive officers and other employees with those of our stockholders. We typically grant equity incentive awards to our executive officers and other key employees on an annual basis.

We do not use any pre-determined formula in determining the amount of equity incentive grants that are granted to executive officers. We base the amount of equity incentive grants on such considerations as the level of experience and individual performance of such executive officer, the number of stock options or restricted stock units granted to such executive officer in previous grants, and general competitive considerations, including retention of each executive officer.

As part of the Compensation Committee’s ongoing review and evaluation of equity incentive compensation, during 2025 the Compensation Committee worked with Frederic Cook to consider market practices regarding forms of equity and typical equity terms. The Compensation Committee also sought the input of our Chief Executive Officer with respect to the appropriate pool of employees who should receive equity incentive grants, the form of performance equity awards, and performance equity goal-setting.

For fiscal year 2025, consistent with the shift toward equity-based compensation and cash conservation, the Compensation Committee granted annual equity incentive awards in the form of restricted stock units and performance units to each of Messrs. Christenson, Liberman, and Boelke in amounts greater than the aggregate award size compared to fiscal year 2024 awards. However, the structure of such restricted stock units and performance units remained generally consistent with the structure used for equity incentive awards granted in fiscal years 2023 and 2024. The Compensation Committee determined that a mix of time-based restricted stock units that vest over four years for retention, and price-contingent equity for achieving four challenging stock price hurdles within five years, would balance the Company’s desire for retention and align performance goals with the interests of our stockholders. The table below provides the amount of restricted stock units and performance units granted in January 2025 to each named executive officer:

Name	Restricted Stock Units (Number of Shares)	Performance Units (Target Number of Shares)(*)
Michael Christenson	960,000	372,500
Mark Boelke	300,000	115,000
Jeffery Liberman	300,000	115,000

*Each performance unit award may be earned at between 0% and 200% of the target number of shares.

Performance Unit Awards

Performance units vest by a combination of both market-based vesting conditions and time-based vesting conditions, both of which must be satisfied before the performance units will be deemed vested. The market-based vesting conditions are only satisfied if the average closing price of our Class A common stock over 30 consecutive trading days equals or exceeds the following share price hurdles before January 25, 2029 (with each stock price hurdle subject to equity adjustment to reflect dividends or other changes to our capitalization during the performance period).

	Hurdle Price Per Share*	Number of Earned Performance Units (as a percent of total award)
Threshold	$3.00	25%
Target	$4.00	25%
	$5.00	25%
Maximum	$6.00	25%

*Closing stock price on the date of grant was $2.28

For each hurdle price, the time-based vesting conditions are satisfied over five years following the grant date, with 20% satisfying the time-based vesting conditions on January 21, 2026 and the remaining 80% satisfying the time-based vesting conditions in eight equal semi-annual installments thereafter. As noted above, the time-based vesting conditions create an additional vesting condition that must be satisfied in addition to the stock price hurdles for awards to vest.

Restricted Stock Unit Awards

Restricted stock units vest in substantially equal annual installments over four years, subject to continued employment on each vesting date as follows: (i) 25% on December 20, 2025; (ii) 25% on December 20, 2026; (iii) 25% on December 20, 2027; and (iv) 25% on December 20, 2028.

Benefits and Perquisites

With limited exceptions, the benefits and perquisites provided to our executive officers, including our named executive officers, are generally available to all of our employees. Exceptions include a monthly automobile allowance provided to certain executives, including certain of our named executive officers, and the cost of life insurance premiums for the benefit of certain of our named executive officers. In addition, we provide, without cost to employees, a travel accident insurance policy that provides a travel accident benefit to all employees, with a greater accident benefit for executives than for non-executives. We also generally pay a portion of the health insurance premiums for our employees, and for certain executive officers, including our named executive officers, we pay a greater amount or all of the health insurance premiums than the amount that we pay for employees in general.

Employment Agreements

Agreement with Michael Christenson. We entered into an employment agreement with Mr. Christenson upon his hire as Chief Executive Officer, effective as of July 1, 2023, pursuant to which he joined us as our Chief Executive Officer. Mr. Christenson’s employment agreement provides that his annual base salary is subject to annual review by the Board or Compensation Committee. Effective January 2025, Mr. Christenson’s base salary was voluntarily reduced from $950,000 per year to $500,000 per year. Additionally, Mr. Christenson is eligible to receive an annual cash bonus targeted at 100% of his annual base salary; however, the Compensation Committee suspended the annual cash bonus program for named executive officers for fiscal year 2025. Mr. Christenson is also eligible to participate in retirement and health care benefits available to senior executives of our company, as in effect from time to time and subject to the terms of such plans.

Agreement with Mark Boelke. We entered into an executive compensation letter with Mr. Boelke, effective as of March 15, 2024, as amended effective as of May 9, 2024, which replaced his previous employment agreement and pursuant to which he served as our General Counsel until May 2024, when his role was changed to Chief Financial Officer and Treasurer. Effective January 2025, Mr. Boelke's base salary was voluntarily reduced from $670,000 per year to $500,000 per year. Mr. Boelke is eligible to receive an annual bonus targeted at 60% of his annual base salary; however, the Compensation Committee suspended the annual cash bonus program for named executive officers for fiscal year 2025. Mr. Boelke is also eligible to receive $1,000 per month as an allowance in respect of automobile expenses, and to participate in our other benefit programs and plans, as may be in effect from time to time. In the event that Mr. Boelke participates in our medical or dental benefit plans, the company will pay the cost of such medical and dental coverage for Mr. Boelke and his dependents with no cost to Mr. Boelke for such participation.

Agreement with Jeffery Liberman. We entered into an executive compensation letter with Mr. Liberman, effective May 12, 2023, which replaced his previous employment agreement and pursuant to which he served as our President and Chief Operating Officer until his termination effective February 19, 2026. Effective January 2025, Mr. Liberman's base salary was voluntarily reduced from $800,000 per year to $500,000 per year. Mr. Liberman was eligible to receive an annual bonus targeted at 60% of his annual base salary; however, the Compensation Committee suspended the annual cash bonus program for named executive officers for fiscal year 2025. Mr. Liberman was also eligible to receive $1,000 per month as an allowance in respect of automobile expenses. and to participate in our other benefit programs and plans, as may be in effect from time to time. The company also paid the cost of medical and dental coverage for Mr. Liberman and his dependents pursuant to COBRA with no cost to Mr. Liberman for such participation, and an amount equal to the premium expense of a life insurance policy maintained by Mr. Liberman providing a death benefit in an amount up to $750,000.

Executive Severance and Change in Control Plan

On May 12, 2023, our Compensation Committee approved the adoption of our Executive Severance and Change in Control Plan (the “Severance Plan”), in which key executives of the company who are selected by our compensation committee participate, subject to their execution of a participation agreement. Mr. Christenson and Mr. Boelke each participate in the Severance Plan, pursuant to which they are eligible to receive the severance benefits described below. Mr. Liberman also participated in the Severance Plan, and received severance benefits in connection with his termination as described below.

In April 2025, to facilitate the salary reductions of our named executive officers discussed above, while maintaining retention incentives, the Company entered into letter agreements with each named executive officer regarding the calculation of potential severance benefits. These letter agreements provide that, in the event of a qualifying termination of employment on or before December 31, 2026, the executive’s severance benefits under the Severance Plan will be calculated based on their base salary as of December 31, 2024 ($950,000 for Mr. Christenson, $800,000 for Mr. Liberman, and $670,000 for Mr. Boelke), and the bonus portion of such severance will be calculated based on the named executive officer’s target bonus for fiscal year 2024 (and deeming Company performance at target). This measure ensured that the executives were not penalized in their severance protection for accepting the strategic reduction in current cash compensation.

Our Chief Executive Officer

Mr. Christenson, our Chief Executive Officer, participates in the Severance Plan as a “Group I Executive”. Pursuant to Mr. Christenson's April 2025 letter agreement, upon a termination by the company other than for “cause” (as defined in the Severance Plan) or the executive’s resignation for “good reason” (as defined in his participation agreement), in each case, outside of the period starting three months prior to and ending two years after a “change in control” (as defined in the Severance Plan) (the “Change in Control Period”) and on or before December 31, 2026, Mr. Christenson will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants: (i) an amount equal to the sum of his base salary plus his target bonus (each calculated based on 2024 levels); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined by deeming actual Company performance to be equal to his target bonus (calculated based on 2024 levels); (iii) acceleration of time-based equity awards that would have vested during the 12-month period following his termination or resignation if he had remained employed for such period; and (iv) subject to Mr. Christenson’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Christenson’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following his termination, the date he becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

In lieu of the payments and benefits above, in the event that Mr. Christenson is terminated by the company other than for cause or due to his resignation for good reason, in each case, during the Change in Control Period and on or before December 31, 2026, Mr. Christenson will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants: (i) an amount equal to 1.5 times the sum of his base salary plus his target bonus (each calculated based on 2024 levels); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on his target bonus (calculated based on 2024 levels); (iii) full acceleration of all time-based equity awards held by Mr. Christenson; and (iv) subject to Mr. Christenson’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Christenson’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 18 months following his termination, the date he becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

In the event that Mr. Christenson is terminated by the company other than for cause or due to his resignation for good reason, in each case, after December 31, 2026, he will be eligible to receive severance payments and benefits in accordance with the Severance Plan (prior to giving effect to his April 2025 letter agreement), as described in our annual proxy statement filed on April 25, 2025.

Named Executive Officers (Other Than Our Chief Executive Officer)

Mr. Boelke, our Chief Financial Officer and Treasurer, participates in the Severance Plan as a “Group II Executive”. Pursuant to Mr. Boelke’s April 2025 letter agreement, upon a termination by the company other than for “cause” (as defined in the Severance Plan) or the executive’s resignation for “good reason” (as defined in the Severance Plan), in each case, outside of the Change in Control Period and on or before December 31, 2026, Mr. Boelke will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants: (i) an amount equal to his base salary (calculated based on 2024 levels); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined by deeming actual Company performance to be equal to his target bonus (calculated based on 2024 levels); (iii) acceleration of time-based equity awards that would have vested during the 12-month period following Mr. Boelke’s termination or resignation if he had remained employed for such period; and (iv) subject to Mr. Boelke’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Boelke’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following his termination, the date Mr. Boelke becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

In lieu of the payments and benefits above, in the event that Mr. Boelke is terminated by the company other than for cause or due to the executive’s resignation for good reason, in each case, during the Change in Control Period and on or before December 31, 2026, Mr. Boelke will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants: (i) an amount equal to the sum of his base salary plus his target bonus (each calculated based on 2024 levels); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on his target bonus (calculated based on 2024 levels); (iii) full acceleration of all time-based equity awards held by Mr. Boelke; and (iv) subject to the Mr. Boelke’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Boelke’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following his termination, the date Mr. Boelke becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

In the event that Mr. Boelke is terminated by the company other than for cause or due to his resignation for good reason, in each case, after December 31, 2026, he will be eligible to receive severance payments and benefits in accordance with the Severance Plan (prior to giving effect to his April 2025 letter agreement), as described in our annual proxy statement filed on April 25, 2025.

In connection with Mr. Liberman’s termination without cause, effective February 19, 2026, and in accordance with his participation in the Severance Plan as a “Group II Executive” and his April 2025 letter agreement, Mr. Liberman received: (i) $891,726.03 cash severance, equal to the sum of (A) his base salary (calculated based on 2024 levels) and (B) a pro-rated annual bonus for the 2026 fiscal year, determined by deeming actual Company performance to be equal to his target bonus (calculated based on 2024 levels); (ii) $714,860 in acceleration of time-based equity awards that would have vested during the 12-month period following Mr. Liberman’s termination date if he had remained employed for such period (calculated based on the value of our Class A common stock on the accelerated vesting date); and (iii) $53,760 in dividend equivalents on those time-based equity awards. Additionally, Mr. Liberman is expected to be paid up to $25,401 in COBRA benefits which will continue until the earliest of 12 months following his termination, the date Mr. Liberman becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

Equity Acceleration

In addition, if outstanding equity awards are not assumed, substituted or continued by the acquiror in connection with a change in control, the Severance Plan provides for full acceleration of the unvested portion of any time-based equity awards held by our named executive officers as of immediately prior to such change in control.

Compensation Recovery Policy

In accordance with the requirements of the final clawback rules adopted by the SEC in October 2022 and the NYSE’s listing rules adopted in June 2023, our Board of Directors adopted a Compensation Recovery Policy in October 2023. If we are required to prepare a financial restatement due to material noncompliance with any financial reporting requirements, the Compensation Recovery Policy requires (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) that we recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Policy and Practice Related to the Grant of Certain Equity Awards

We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In fiscal year 2025, we did not grant any stock options, stock appreciation rights or similar option-like instruments.

2025 Summary Compensation Table

The following table presents information regarding the compensation awarded to, earned by, and paid to our named executive officers during the fiscal years set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Michael Christenson,	2025	$500,000	$—	$3,591,263	$—	$7,671	(2)	$4,098,934
Chief Executive Officer	2024	$950,000	$—	$—	$—	$7,671	(2)	$957,671
	2023	475,000	$525,000	$7,678,000	$—	$3,912	(2)	$8,681,912
Mark Boelke,	2025	$500,000	$—	$1,116,975	$—	$23,308	(3)	$1,640,283
Chief Financial Officer and Treasurer	2024	669,500	$100,000	$816,000	$—	$23,308	(3)	$1,608,808
Jeffery Liberman,	2025	$500,000	$—	$1,116,975	$—	$24,720	(4)	$1,641,695
President and Chief Operating	2024	$800,000	$100,000	$816,000	$—	$24,720	(4)	$1,740,720
Officer (5)	2023	$793,450	$100,000	$1,624,350	$157,104	$24,720	(4)	$2,699,624

(1)
The amounts shown reflect the aggregate grant date fair value of restricted stock units and performance units granted during the applicable fiscal year, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. Additionally, the fair value was estimated using a Monte Carlo Simulation model for performance units that are earned based on market-based conditions. For a discussion of the assumptions used in the valuation of awards, see Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 5, 2026. These amounts do not reflect the actual economic value that may be realized by the named executive officers upon the vesting or settlement of such awards, or the subsequent sale of shares of Class A common stock received pursuant to such awards.
(2)
Amounts represent medical insurance premiums.
(3)
Includes $12,000 as an automobile allowance and $11,308 for medical insurance premiums.
(4)
Includes $12,000 as an automobile allowance, $11,308 for medical insurance premiums and $1,412 for life insurance premiums.
(5)
Mr. Liberman's employment with us terminated on February 19, 2026.

Grants of Plan-Based Awards During 2025

The following table sets forth certain information with respect to each grant of an award made to a named executive officer in the fiscal year ended December 31, 2025.

					All Other
					Stock Awards:
					Number of	Grant Date
		Estimated Future Payouts Under			Shares of	Fair Value
		Equity Incentive Plan Awards (1)			Stock or	of Stock and
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Units (#) (2)	Option Awards (3)
Michael Christenson
	1/21/25	186,250	372,500	745,000		1,402,463
	1/21/25				960,000	2,188,800
Mark Boelke	1/21/25
	1/21/25	57,500	115,000	230,000		$432,975
	1/21/25				300,000	$684,000
Jeffery Liberman	1/21/25
	1/21/25	57,500	115,000	230,000		$432,975
	1/21/25				300,000	$684,000
(1)
The amounts shown represent performance units granted under our 2004 Plan which vest by a combination of both market-based vesting conditions and time-based vesting conditions, both of which must be satisfied before the performance units will be deemed vested. For more information, see the discussion in CD&A under the heading “Equity Incentive Compensation—Performance Unit Awards.”
(2)
The amounts shown represent time-based restricted stock units granted under our 2004 Plan, which amounts will be payable in shares of our common stock if the service-based conditions for such time-based restricted stock units are met. For more information, see the discussion in the CD&A under the heading “Equity Incentive Compensation—Restricted Stock Unit Awards."
(3)
The amounts represent the aggregate grant date fair values of restricted stock unit and performance units, as applicable, granted during 2025, computed in accordance with ASC 718 for stock-based compensation transactions. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. Additionally, for performance units which are earned based on market-based conditions, the fair value was estimated using a Monte Carlo Simulation model. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 5, 2026. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or settlement of such awards, or the subsequent sale of shares of our Class A common stock received pursuant to such awards.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

	Stock Awards
						Equity Incentive
				Equity Incentive		Plan Awards:
			Market	Plan Awards:		Market or
	Number of		Value of	Number of		Payout Value
	Shares or		Shares or	Unearned		of Unearned
	Units of		Units of	Shares, Units or		Shares, Units
	Stock That		Stock That	Other Rights		or Other
	Have Not		Have Not	That Have		Rights That
	Vested		Vested	Not Vested		Have Not
Name	(#)		($) (1)	(#)		Vested ($)
Michael Christenson	600,000	(2)	1,758,000			—
	240,000	(3)	703,200
	240,000	(4)	703,200
	240,000	(5)	703,200
				200,000	(6)	586,000
				186,250	(7)	545,713
Mark Boelke	144,100	(3)	422,213
	100,000	(4)	293,000
	75,000	(5)	219,750
				25,000	(8)	73,250
				57,500	(7)	168,475
Jeffery Liberman	144,100	(3)	422,213
	100,000	(4)	293,000
	75,000	(5)	219,750
				25,000	(8)	73,250
				57,500	(7)	168,475

(1)
Market value reflects the value of the applicable equity award based on the closing price of our common stock as reported by the New York Stock Exchange on December 31, 2025, the last trading day of the 2025 fiscal year, of $2.93.
(2)
Represents restricted stock unit award of 1,000,000 RSUs that vest over five years, with 20% vesting on July 1, 2024 and the remaining 80% vesting in eight equal semi-annual installments.
(3)
Represents restricted stock unit awards that vest on December 31, 2026.
(4)
Represents restricted stock unit awards that vest on December 20, 2027.
(5)
Represents restricted stock unit awards that vest on December 20, 2028.
(6)
Represents Mr. Christenson’s initial performance unit award granted in connection with his commencement of employment, at threshold performance
(7)
Represents 2025 annual performance unit award, at threshold performance.
(8)
Represents 2024 annual performance unit award, at threshold performance.

Option Exercises and Stock Vested During 2025

The following table summarizes the vesting of stock awards during the fiscal year ended December 31, 2025 that were previously granted to the named executive officers.

	Stock Awards
	Number of
	Shares
	Acquired on		Value Realized
Name	Vesting (#) (1)		on Vesting ($) (2)
Michael Christenson	440,000	(3)	1,239,200
Mark Boelke	179,150		569,697
Jeffery Liberman	185,400		589,572

(1)
Represents shares received upon vesting of restricted stock unit awards.
(2)
The value realized on vesting of restricted stock unit awards is calculated by multiplying the number of restricted stock units which vested by the closing market price of our Class A common stock on the vesting date.
(3)
All 440,000 of Mr. Christenson's RSUs that vested in 2025 are subject to deferred settlement on the earliest to occur of a separation of service, change of control, Mr. Christenson’s death and Mr. Christenson’s disability.

Pension Benefits

We do not maintain or provide any defined benefit pension plans or other supplemental executive retirement plans for the benefit of our named executive officers.

Nonqualified Deferred Compensation

The following table represents nonqualified deferred compensation held by NEOs as of December 31, 2025, which consists of RSUs subject to deferred settlement as described above.

	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Name	($) (1)	($)	($) (2)	($)	($) (3)
Michael Christenson	1,239,200	—	354,000	—	2,123,200
(1)
Mr. Christenson elected to defer settlement of his time-based RSU awards granted in July 2023 and January 2025. All contributions shown are attributable to the value of 440,000 deferred RSUs that vested during the 2025 fiscal year. The value of each vested deferred RSU is based on the closing market price of our Class A common stock on the vesting date. No portion of the amount is included as compensation for the 2025 fiscal year in the “2025 Summary Compensation Table” above.
(2)
All earnings shown are attributable to credited dividend equivalents and a net increase in the value of the shares underlying Mr. Christenson’s deferred RSUs during the 2025 fiscal year (or, with respect to deferred RSUs that vested during such year, from the vesting date to December 31, 2025). No portion of the amount is included as compensation for the 2025 fiscal year in the "2025 Summary Compensation Table" above.
(3)
Based on the closing price of our Class A common stock on December 31, 2025 of $2.93 per share, which was the last trading day during the 2025 fiscal year.

Potential Payments Upon Termination or Change-In-Control

The table below quantifies the potential payments and benefits that would have become due to Messrs. Christenson and Boelke in connection with a termination of their employment and/or a change in control of the company, assuming that each such triggering event below occurred on December 31, 2025, the last business day of the fiscal year ended December 31, 2025. For a description of the payments and benefits that Mr. Liberman received in connection with his termination on February 19, 2026, see the discussion in the CD&A under the heading “Executive Severance and Change in Control Plan—Named Executive Officers (Other Than Our Chief Executive Officer)."

Name	Qualifying Termination Outside the Change in Control Period ($)(1)		Qualifying Termination during the Change in Control Period ($)(1)		Death or Disability ($)
Michael Christenson
Cash Severance	2,850,000	(3)	3,800,000	(4)	—
Perquisites/Benefits	7,671	(5)	11,507	(6)	—
Accelerated Equity Vesting (2)	1,452,914	(7)	4,413,313	(8)	4,413,313	(11)
Mark Boelke
Cash Severance	1,071,200	(9)	1,472,900	(10)	—
Perquisites/Benefits	11,308	(5)	11,308	(5)	—
Accelerated Equity Vesting (2)	472,756	(7)	1,103,438	(8)	1,103,438	(11)

(1)
A “qualifying termination” means a termination by the company without cause or a resignation by the named executive officer for good reason, in each case, subject to the named executive officer’s execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants. The “change in control period” refers to the period starting three months prior to and ending two years after a “change in control” (as defined in the Severance Plan).
(2)
Represents the value of acceleration of outstanding restricted stock units and/or performance units (inclusive of any corresponding dividend equivalents), based on the closing market price of our Class A common stock on December 31, 2025 of $2.93 per share, which was the last trading day during the 2025 fiscal year.
(3)
Amount represents the sum of (i) Mr. Christenson’s annual base salary plus his target annual cash bonus (each calculated based on 2024 levels); and (ii) his 2024 target annual cash bonus.
(4)
Amount represents the sum of (i) an amount equal to 1.5 times the sum of Mr. Christenson’s annual base salary and target annual cash bonus (each calculated based on 2024 levels); and (ii) his 2024 target annual cash bonus.
(5)
Represents 12 months of health insurance premiums, based on our actual costs to provide health insurance to the named executive officer as of December 31, 2025.
(6)
Represents 18 months of health insurance premiums, based on our actual costs to provide health insurance to the named executive officer as of December 31, 2025.
(7)
Represents the sum of (i) the value of unvested restricted stock units held by the named executive officer which are scheduled to vest within 12 months following December 31, 2025, and (ii) the value of unvested performance units which have satisfied market-based vesting conditions and remain solely subject to time-based vesting conditions as of December 31, 2025, and which are scheduled to vest within 12 months following December 31, 2025.
(8)
Represents the sum of (i) the value of all unvested restricted stock units held by the named executive officer as of December 31, 2025, and (ii) the value of all unvested performance units which have satisfied market-based vesting conditions and remain solely subject to time-based vesting conditions as of December 31, 2025. No amounts have been included with respect to the performance units that have not satisfied market-based vesting conditions as of December 31, 2025, because the assumed value of our shares of Class A common stock as of December 31, 2025 is below the respective threshold hurdles of the market-based vesting conditions for such awards.
(9)
Amount represents the sum of (i) Mr. Boelke's annual base salary (calculated based on 2024 levels); and (ii) his 2024 target annual cash bonus.
(10)
Amount represents the sum of (i) Mr. Boelke’s annual base salary plus his target annual cash bonus (each calculated based on 2024 levels); and (ii) his 2024 target annual cash bonus.

(11)
Represents the sum of (i) the value of all unvested restricted stock units held by the named executive officer as of December 31, 2025, and (ii) the value of all unvested performance units which have satisfied market-based vesting conditions and remain solely subject to time-based vesting conditions as of December 31, 2025.

Pay Versus Performance Disclosure

Provided below is the company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:

•
A list of the most important measures that our Compensation Committee used in 2024 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid”, or “CAP”) to company performance;
•
A table that compares the total compensation of our named executive officers’ (also known as NEOs) as presented in the Summary Compensation Table (“SCT”) to CAP and that compares CAP to specified performance measures; and
•
Graphs that describe the relationships between CAP and our cumulative total shareholder return (“TSR”), and GAAP Net Income (Loss).

Given our current pay program, the only difference between the SCT and CAP amounts for our NEOs is the value of equity awards, which for purposes of the SCT is based on the grant date fair value of equity awards granted during the year, and for purposes of CAP is based on the year over year change in the fair value of equity awards that are unvested as of the end of the year, or that vested or were forfeited during the year.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs. Please refer to our Compensation Discussion and Analysis on page 31 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

Pay Versus Performance Table. In accordance with Item 402(v), we provide below the tabular disclosure for the company’s Chief Executive Officer (our Principal Executive Officer or “PEO”) and the average of our NEOs other than the PEO for 2025, 2024, and 2023.

	Summary Compensation Table Total for PEO (1)		Compensation Actually Paid to PEO (1) (2) (3)		Average Summary Compensation	Average Compensation Actually	Value of Initial Fixed $100 Based on: Investment
Year	Christopher T. Young	Michael J. Christenson	Christopher T. Young	Michael J. Christenson	Table Total for Non-PEO NEOs (1)	Paid to Non-PEO NEOs (1) (2) (3)	Total Shareholder Return (4)	GAAP Net Income (Loss) ($ Millions)
(a)	(b)		(c)		(d)	(e)	(f)	(g)
2025	n/a	4,098,934	n/a	6,332,871	1,640,989	2,191,255	77	(79)
2024	n/a	957,671	n/a	(2,844,329)	2,806,569	863,763	57	(149)
2023	3,164,160	8,681,912	2,434,826	8,109,912	2,615,021	1,878,308	91	(15)

1.
Michael Christenson served as our PEO in 2025 and 2024, and Michael Christenson and Christopher Young each served as our PEO in 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Jeffery Liberman	Mark Boelke	Mark Boelke
Karl Meyer	Christopher Young	Jeffery Liberman
Juan Saldívar von Wuthenau	Jeffery Liberman
Karl Meyer

2.
The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.
CAP reflects the exclusions and inclusions of certain amounts for each PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC 718 and the assumptions used were materially the same as those used for the grant date fair values. Amounts in the Exclusion of Stock Awards columns are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Michael J. Christenson ($)	Exclusion of Stock Awards for Michael J. Christenson ($)	Inclusion of Equity Values for Michael J. Christenson ($)	Compensation Actually Paid to Michael J. Christenson ($)
2025	4,098,934	(3,591,263)	5,825,200	6,332,871
2024	957,671	—	(3,802,000)	(2,844,329)
2023	8,681,912	(7,678,000)	7,106,000	8,109,912

Year	Summary Compensation Table Total for Christopher T. Young ($)	Exclusion of Stock Awards for Christopher T. Young ($)	Inclusion of Equity Values for Christopher T. Young ($)	Compensation Actually Paid to Christopher T. Young ($)
2025	—	—	—	—
2024	—	—	—	—
2023	3,164,160	(1,624,350)	895,016	2,434,826

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,640,989	(1,116,975)	1,667,241	2,191,255
2024	2,806,569	(1,152,000)	(790,806)	863,763
2023	2,615,021	(1,624,350)	887,637	1,878,308

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Michael J. Christenson ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Michael J. Christenson ($)	Fair Value of Awards Granted During the Year that Vested During the Year for Michael J. Christenson ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Michael J. Christenson ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Michael J. Christenson ($)	Total - Inclusion of Equity Values for Michael J. Christenson ($)
2025	3,927,400	604,800	763,200	529,800	—	5,825,200
2024	—	(3,244,800)	—	(557,200)	—	(3,802,000)
2023	7,106,000	—	—	—	—	7,106,000

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Christopher Young ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Christopher Young ($)	Fair Value of Awards Granted During the Year that Vested During the Year for Christopher Young ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Christopher Young ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Christopher Young ($)	Total - Inclusion of Equity Values for Christopher Young ($)
2025	—	—	—	—	—	—
2024	—	—	—	—	—	—
2023	847,970	(69,300)	175,346	(59,000)	—	895,016

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Fair Value of Awards Granted During the Year that Vested During the Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,220,450	90,803	238,500	117,488	—	1,667,241
2024	223,059	(162,355)	82,588	(571,308)	(362,790)	(790,806)
2023	847,970	(73,238)	175,347	(62,442)	—	887,637

4.
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NYSE: EVC) from December 31, 2022 through December 31 of each covered fiscal year 2023, 2024 and 2025 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2022, and (b) the share price on December 31, 2022.

Relationship between CAP and TSR. The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR.

Relationship between CAP and GAAP Net Income (Loss). The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net Income (Loss).

Pay Ratio Disclosure

In August 2015, pursuant to a mandate under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the Chief Executive Officer. Registrants were obligated to comply with the pay ratio rule for the first fiscal year beginning on or after January 1, 2017.

In order to determine the median employee, we prepared a list of all employees as of December 31, 2025. As permitted by SEC rules, for purposes of preparing this list for fiscal year 2025 we excluded 38 employees located in seven countries, comprising 3.8% of our total employees.

As a result of these permitted exclusions, we had a total of 960 employees on this list as of December 31, 2025.

We identified the median employee by examining the 2025 total cash compensation for all such individuals on this list, excluding our Chief Executive Officer, who were employed by us on December 31, 2025 (whether employed on a full-time, part-time, temporary or seasonal basis). For such employees, we did not make any assumptions, adjustments or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2025. We applied a U.S. dollar exchange rate to the compensation elements paid to our employees in currencies other than the U.S. dollar.

Using reasonable estimates in accordance with SEC rules, we determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our non-excluded employees; (ii) ranking the annual total compensation of all non-excluded employees, except for the chief executive officer, from highest to lowest; and (iii) identifying the employee who was the 479th person on that ranking (the “Median Employee”).

After identifying the Median Employee, we calculated annual total compensation for both employees using the same methodology we use for our named executive officers as set forth in “2025 Summary Compensation Table” above, and then we calculated the average annual total compensation of those two employees.

As a result of the foregoing, the annual total compensation for fiscal year 2025 for our Chief Executive Officer was $4,098,934 and for the Median Employee it was $55,000, resulting in a ratio of approximately 75 to 1. Given the different methodologies that various public companies are using to determine an estimate of their pay ratio, the estimated ratios reported above should not be used as a basis for comparison between companies.

Director Compensation for Fiscal Year 2025

The following table presents information regarding the total compensation awarded to, earned by and paid to Entravision’s non-employee directors during the fiscal year ended December 31, 2025. Mr. Christenson, our Chief Executive Officer, did not receive any additional compensation for his services as a director during this time, and information regarding his compensation for services as a named executive officer is presented above in the "2025 Summary Compensation Table" above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2) (3)	Total ($)
Gilbert R. Vasquez	102,500	163,238	265,738
Paul Anton Zevnik	165,000	163,238	328,238
Thomas Strickler	90,000	163,238	253,238
Martha Elena Diaz	100,000	163,238	263,238
Fehmi Zeko	87,500	163,238	250,738
Brad Bender	82,500	163,238	245,738
Lara Sweet	95,000	163,238	258,238

(1)
The amounts shown reflect the aggregate grant date fair value of restricted stock units granted during fiscal year 2025, determined in accordance with ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions used in the valuation of awards, see Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 5, 2026. These amounts do not reflect the actual economic value that may be realized by our non-employee directors upon the vesting or settlement of such restricted stock units, or the subsequent sale of shares of Class A common stock received pursuant to such awards.
(2)
On May 29, 2025, each non-employee director serving on our Board at such time was granted 74,879 restricted stock units at a grant date fair value of $2.07. All such restricted stock units vest on the earlier of May 29, 2026 or the business day immediately preceding our 2026 Annual Meeting.
(3)
As of December 31, 2025, each non-employee director held the following number of outstanding restricted stock units:

Name	Stock Options	Restricted Stock Units
Gilbert R. Vasquez	—	74,879
Paul Anton Zevnik	—	74,879
Thomas Strickler	—	74,879
Martha Elena Diaz	—	74,879
Fehmi Zeko	—	74,879
Brad Bender	—	74,879
Lara Sweet	—	74,879

Non-Employee Director Compensation Policy

For directors who are also employees of the company, we do not provide additional compensation and such individuals are compensated only for their service as an officer or employee of the company, as the Compensation Committee believes that employee directors are adequately compensated for all of their responsibilities, including service as a director, through their compensation as employees.

For non-employee directors of the company, we previously adopted a non-employee director compensation policy in order to attract and retain, on a long-term basis, high-caliber individuals to serve on our Board.

Our non-employee director compensation policy, as amended, provides for the following cash retainers for services as a member of our Board, payable on the date of our annual stockholder meeting and pro-rated for partial years of service:

Board of Directors:	Annual Cash Retainer
Lead Independent Director (if not also Chair):	$92,500
Non-Executive Chair:	$135,000
All other non-employee members:	$75,000
Audit Committee:
Chair	$27,500
Non-Chair members	$12,500
Compensation Committee:
Chair	$17,500
Non-Chair members	$7,500
Nominating/Corporate Governance Committee:
Chair	$17,500
Non-Chair members	$7,500

Our non-employee director compensation policy also provides for an annual cash retainer for services as a member of the Special Committee. In July 2024, the Board suspended the Special Committee until such time as the Board deems it advisable. No cash retainers were paid to Special Committee members in 2025.

In addition, our non-employee director compensation policy, as amended, provides for the grant of annual equity retainers in the form of restricted stock units with a grant date value of $155,000. Each annual RSU award vests on the earlier of (a) the first anniversary of the date of grant or (b) the business day immediately preceding the date of our next annual stockholder meeting.

Directors who join the Board on any date other than the annual stockholder meeting will receive a pro-rated RSU award upon joining the Board, calculated based on the number of days between the date upon which the director joins the Board and the date of our next annual meeting of stockholders. Each such RSU award also vests on the earlier of (a) the first anniversary of the date of grant or (b) the business day immediately preceding the date of our next annual stockholder meeting.

The underlying shares of Class A common stock relating to such restricted stock units shall be distributed to each such director at the time of termination of such director’s service with the company.

REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has adopted a Related Party Transaction Policy that provides for the review and approval of all related party transactions, which are generally defined under the policy as any transaction required to be disclosed under Item 404(a) of Regulation S-K. This written policy is part of the company's corporate governance policies and is supplemented by certain provisions of the Delaware General Corporation Law.

Under our Related Party Transaction Policy, the Audit Committee reviews the material facts relating to all related party transactions that require the Audit Committee’s approval and considers whether to approve of our entry into the related party transaction, subject to certain exceptions. In determining whether to approve a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate:

•
the related person’s interest and involvement in the interested transaction;
•
the approximate dollar value of the amount involved in the interested transaction;
•
the approximate dollar value of the amount of the related person’s interest in the interested transaction without regard to the amount of any profit or loss;
•
whether the interested transaction was undertaken in the ordinary course of business of the company;
•
whether the interested transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the company than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to the company of, the interested transaction; and
•
any other information regarding the interested transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

No one of these factors is dispositive. Our Related Party Transaction Policy also provides that no director shall participate in any approval of a related party transaction for which he or she is a related party, and that the director will provide all material information concerning the transaction to the Audit Committee.

Under our Related Party Transaction Policy, certain transactions are deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000. These transactions include:

•
Employment of executive officers;
•
Director compensation;
•
Transactions where all stockholders receive proportional benefits;
•
Certain ordinary course transactions with other entities; and
•
Transactions involving competitive bids.

On an annual basis, each director and executive officer of the company must complete a Director and Officer Questionnaire that, among other things, requires disclosure of any transaction, arrangement or relationship with us during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest. Any transaction, arrangement or relationship disclosed in the Director and Officer Questionnaire submitted by a director or executive officer is reviewed and considered by the Board in making independence determinations with respect to directors and resolving any conflicts of interest that may arise.

In addition, our directors and executive officers are expected to disclose to the Audit Committee and our General Counsel the material facts of any transaction that could be considered a related party transaction promptly upon gaining knowledge of the transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with TelevisaUnivision. Substantially all of our television stations are Univision- or UniMás-affiliated television stations. Our network affiliation agreement with TelevisaUnivision, which owns each of those networks, provides certain of our owned stations the exclusive right to broadcast TelevisaUnivision’s primary Univision network and UniMás network programming in their respective markets. Under our Univision network affiliation agreement, we retain the right to sell no less than four minutes per hour of the available advertising time on stations that broadcast Univision network programming, and the right to sell approximately four and a half minutes per hour of the available advertising time on stations that broadcast UniMás network programming, subject to adjustment from time to time by TelevisaUnivision.

Under the network affiliation agreement, TelevisaUnivision acts as our exclusive third-party sales representative for the sale of national advertising on our Univision- and UniMás-affiliate television stations, and we pay certain sales representation fees to TelevisaUnivision relating to sales of all advertising for broadcast on our Univision- and UniMás-affiliate television stations.

We also generate revenue under a marketing and sales agreement with TelevisaUnivision, which gives us the right to manage the marketing and sales operations of TelevisaUnivision-owned Univision affiliates in three markets – Albuquerque, Boston and Denver.

Under the current proxy agreement we have entered into with TelevisaUnivision, we grant TelevisaUnivision the right to negotiate the terms of retransmission consent agreements for our Univision- and UniMás-affiliated television station signals. Among other things, the proxy agreement provides terms relating to compensation to be paid to us by TelevisaUnivision with respect to retransmission consent agreements entered into with Multichannel Video Programming Distributors (“MVPDs”). During the years ended December 31, 2025 and 2024, retransmission consent revenue accounted for approximately $29.5 million and $33.9 million, respectively, of which $20.2 million and $23.8 million, respectively, relate to the TelevisaUnivision proxy agreement. The term of the proxy agreement extends with respect to any MVPD for the length of the term of any retransmission consent agreement in effect before the expiration of the proxy agreement.

On October 2, 2017, we entered into the current affiliation agreement with TelevisaUnivision, which superseded and replaced our prior affiliation agreements with TelevisaUnivision. Additionally, on the same date, we entered into the current proxy agreement and current marketing and sales agreement with TelevisaUnivision, each of which superseded and replaced the prior comparable agreements with TelevisaUnivision. The term of each of these current agreements expires on December 31, 2026 for all of our Univision and UniMás network affiliate stations.

TelevisaUnivision currently owns approximately 10% of our common stock on a fully-converted basis. Our Class U common stock held by TelevisaUnivision has limited voting rights and does not include the right to elect directors. As the holder of all of our issued and outstanding Class U common stock, so long as TelevisaUnivision holds a certain number of shares, we may not, without the consent of TelevisaUnivision, merge, consolidate or enter into another business combination, dissolve or liquidate our company or dispose of any interest in any Federal Communications Commission license for any of our TelevisaUnivision-affiliated television stations, among other things. Each share of Class U common stock is automatically convertible into one share of Class A common stock (subject to adjustment for stock splits, dividends or combinations) in connection with any transfers of such shares of Class U common stock to a third party that is not an affiliate of TelevisaUnivision.

Transactions with the Family of Walter F. Ulloa. LATV Networks, LLC (“LATV”) is primarily owned and controlled by the family of Mr. Ulloa, our late Chairman and Chief Executive Officer. As of the Record Date, Ms. Seros and related trusts held shares constituting approximately 16.07% of the voting power of the outstanding Class A common stock of the company. Prior to January 1, 2023, Mr. Ulloa was a director, officer and principal stockholder of LATV from its founding.

In April 2007, the Audit Committee and Board approved and authorized us to enter into an affiliation agreement with LATV. Pursuant to the affiliation agreement, we broadcast programming provided to us by LATV on one of the digital multicast channel of certain of our television stations. Under the affiliation agreement, there are no fees paid for the carriage of programming, and we generally retain the right to sell approximately five minutes per hour of available advertising time. This transaction was reviewed and approved by the Audit Committee and Board in accordance with our Related Party Transaction Policy.

In July 2022, we acquired 15 percent of the issued and outstanding equity interests of LATV in return for our provision of certain services to LATV, and agreed to collaborate further with LATV on content, sales and marketing opportunities. This transaction was reviewed and approved by the Board and a special committee of the Board consisting solely of independent directors in accordance with our Related Party Transaction Policy. Additionally, in January 2026, we made an additional investment in LATV pursuant to the pre-emptive rights granted to us in the July 2022 acquisition, in order to maintain our existing 15 percent ownership interest. This transaction was reviewed and approved by the Audit Committee in accordance with our Related Party Transaction Policy.

In May 2023, the Company entered into a cooperation agreement (the "Cooperation Agreement") with Mr. Ulloa's estate, Ms. Seros, and two affiliated trusts (the "Stockholders"). Pursuant to the Cooperation Agreement, the Company agreed to nominate the Stockholders' candidate, Mr. Strickler, to the Company's Board of Directors, and the Stockholders agreed to certain commitments and restrictions related to their ownership.

Transactions with Brad Bender. On October 1, 2025, the Company entered into a consulting agreement with Mr. Bender. Mr. Bender has more than 25 years of experience in digital technologies and advertising. Mr. Bender provides consulting services, as an independent contractor, to the Company’s advertising technology & services segment on an as-needed basis. For such services, the Company (i) pays Mr. Bender $20,000 per month for each month of the term of the agreement, which is for an initial term of one year, subject to automatic one-year renewals unless terminated pursuant to the terms of the agreement; and (ii) reimburses Mr. Bender for expenses incurred by him at the request of the Company upon advance approval. The agreement contains other provisions that are standard for an agreement of this type, including, among other things, provisions regarding confidentiality, liability and indemnification.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently comprised of four independent directors, all of whom are independent under the rules of the SEC and the NYSE. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on the company’s corporate website. The Audit Committee met four times and acted by written consent three times during 2025.

The Audit Committee’s primary duties and responsibilities are to:

•
engage the company’s independent registered public accounting firm;
•
monitor the independent registered public accounting firm’s independence, qualifications and performance;
•
pre-approve all audit and non-audit services;
•
monitor the integrity of the company’s financial reporting process and internal control systems;
•
provide an open avenue of communication among the independent registered public accounting firm, financial and senior management of the company and the Board;
•
monitor the company’s compliance with legal and regulatory requirements, contingent liabilities, risk assessment and risk management; and
•
review and approve all related party transactions under our Related Party Transactions Policy.

Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the scope and staffing of the company’s internal management group that was previously established by the company and held meetings with the company’s internal auditor regarding the progress and completion of the implementation of the company’s internal controls and the scope of their audit of such internal controls.

In overseeing the preparation of the company’s financial statements, the Audit Committee held meetings with the company’s internal auditor and independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance and to discuss the overall scope and plans for their respective audits, the evaluation of the company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the audited statements with both management and the company’s independent registered public accounting firm. The Audit Committee has discussed with the company’s independent registered public accounting firm all matters required to be discussed under PCAOB Auditing Standards No. 1301 (Communications with Audit Committees).

With respect to the company’s independent registered public accounting firm, the Audit Committee received the written disclosures and the letter from Deloitte & Touche, LLP (“Deloitte”), as required by applicable requirements of the PCAOB, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with Deloitte, among other things, its independence. The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the company’s audited financial statements in the 10-K for filing with the SEC.

Submitted by the Audit Committee:

Gilbert R. Vasquez, Chair
Lara Sweet
Fehmi Zeko
Paul Anton Zevnik

INSTRUCTIONS TO ATTEND THE 2026 ANNUAL MEETING

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast on the Internet.

To participate in the 2026 Annual Meeting:

•
visit meetnow.global/M49GATC
•
enter the unique 15-digit control number included on your proxy card.

You may begin to log into the meeting platform beginning at 9:30 a.m. Pacific Daylight Time (“PDT”) on May 28, 2026. The 2026 Annual Meeting will commence promptly at 10:00 a.m. PDT.

You will need to use the 15-digit control number included on your proxy card in order to vote your shares in person or submit questions during the 2026 Annual Meeting. You will not need this code if you vote by proxy and do not wish to revoke your proxy and vote in person. If you do not have your 15-digit control number, you will be able to attend the meeting as a guest and listen to the meeting; however, without the control number you will not be able to vote in person or submit questions during the meeting.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2026 Annual Meeting virtually on the Internet. In this case, please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a broker or other financial institution, you must register in advance to attend the 2026 Annual Meeting virtually on the Internet. To register to attend the 2026 Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your Entravision stock holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. PDT on May 25, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare Entravision Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

Instructions on how to connect and participate in the 2026 Annual Meeting via the Internet (as well as how to demonstrate your ownership of Entravision stock) are also posted at https://www.entravision.com/investor/annual-meeting/, which we recommend you visit before the 2026 Annual Meeting to become familiar with overall requirements and the log-in process. You are also encouraged to check this web address prior to the 2026 Annual Meeting in case any changes occur in the instructions to attend the 2026 Annual Meeting, in which case we will post such updated information on that website and not by way of another notice to you.

The 2026 Annual Meeting will begin promptly at 10:00 a.m. PDT on May 28, 2026. The virtual meeting platform is fully supported across major browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Please note that Internet Explorer is not supported. Participants should ensure that they have a strong Wi-Fi connection at whatever location from which they intend to participate in the 2026 Annual Meeting. Participants should also give themselves sufficient time to log in and ensure that they can hear streaming audio prior to the start of the 2026 Annual Meeting. Participants may receive additional support by calling (888) 724-2416 (toll-free in the United States) or +1 (781) 575-2748 (international), or by clicking the help link on the meeting page.

If you wish to submit a question prior to the 2026 Annual Meeting, you may do so from 12:00 a.m. PDT until 9:30 a.m. PDT on May 28, 2026, by logging into meetnow.global/M49GATC and entering your 15-digit control number. Once past the login screen, click on the “Q&A” icon in the upper right corner of your screen, type your question in the field and click “Send”. Alternatively, if you want to submit a question “live” during the 2026 Annual Meeting, after you have successfully logged into the 2026 Annual Meeting on May 28, 2026, as described above, click on the “Q&A” icon in the upper right corner of your screen, type your question in the field and click “Send”. You will only be able to ask a question during the 2026 Annual Meeting if you have logged in using your 15-digit control number.

For the benefit of all stockholders, our priority is to conduct the business set out in this proxy statement. We will not address any question that, among other things, is:

•
not directly related to the 2026 Annual Meeting;
•
repetitious or already made by other persons;
•
not of interest to the stockholders generally;
•
related to material non-public information;
•
related to personal grievances;
•
in reference to individuals or otherwise disrespectful;
•
in furtherance of personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting.

The Chair or Secretary, in that person’s reasonable judgment, shall determine which questions are suitable for the conduct of the 2026 Annual Meeting. Additionally, we will not address any question relating to any proposal that was not previously submitted in compliance with SEC Rule 14a-8 or our bylaws.

— Please print your comments below. C Non-Voting Item

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. In accordance with SEC Rule 14a-8, to be included in the proxy statement for our 2027 annual meeting of stockholders, stockholder proposals must be received by us no later than December 25, 2026.

Under our bylaws, stockholders may present proposals which are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline under SEC Rule 14a-8 for consideration for inclusion in the proxy statement. For a stockholder proposal to properly be brought before the 2027 annual meeting of stockholders (including director nominations) it must be received by our Secretary no earlier than 5:00 p.m. Pacific time on January 28, 2027 nor later than 5:00 p.m. Pacific time on February 27, 2027 and must also comply with the procedures outlined in our bylaws. Our bylaws are available in the governance section of the investor relations section of our corporate website located at https://www.entravision.com/investor/.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own shares of common stock in Entravision, your broker, bank or other nominee may have sent you a notice that your household will receive only a single set of proxy materials. This procedure is known as “householding” and is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. If you consented or were deemed to have consented to householding, your broker, bank or other nominee may send one copy of our proxy statement and Annual Report to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our proxy statement and Annual Report, you may be able to request householding by contacting your broker, bank or other nominee.

ANNUAL REPORT ON FORM 10-K

We filed the 10-K with the SEC on March 5, 2026. A copy of the Annual Report, which incorporates the 10-K without exhibits, has been mailed or otherwise provided to all Record Date stockholders along with this proxy statement. Stockholders may obtain additional copies of the Annual Report and/or the 10-K and the exhibits thereto, without charge, by writing to us at our principal executive offices at 1 Estrella Way, Burbank, California 91504, Attention: Secretary. Copies of the 10-K may also be obtained from our website at https://www.entravision.com/investor/.

OTHER MATTERS

Management does not know of any matters to be presented at the 2026 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the 2026 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the 2026 Annual Meeting, regardless of the number of shares that you hold. THEREFORE, YOU ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2026 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Michael Christenson
Chief Executive Officer

April 20, 2026

Burbank, California

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4. A 1. Election of Directors to serve for a term ending at the 2027 Annual Meeting of Stockholders and until a successor is duly elected and qualified. 01 -Paul Anton Zevnik 02 -Gilbert R. Vasquez 03 -Martha Elena Diaz 04 -Fehmi Zeko 05 -Thomas Strickler 06 -Brad Bender 07 -Michael Christenson Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 020304050607 For All EXCEPT -To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To ratify the appointment of Deloitte & Touche, LLP as the 3. To approve, on an advisory, non-binding basis, the compensation Company’s independent registered public accounting firm for of the Company’s named executive officers. the fiscal year ending December 31, 2026. 4. To approve an amendment and restatement of the Entravision In their discretion, the proxies are authorized to vote upon such other business that Communications Corporation Amended and Restated 2004 properly may come before the 2026 Annual Meeting and any adjournments thereof. Equity Incentive Plan (the “2004 Plan”) to, among other things, increase the number of shares of the Company’s Class A common stock authorized for issuance thereunder by 6,000,000 shares. 1UPX 0485UD

• IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — ENTRAVISION COMMUNICATIONS CORPORATION 2026 ANNUAL MEETING OF STOCKHOLDERS MAY 28, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2026 Annual Meeting of Stockholders and the related Proxy Statement, and appoints Michael Christenson, Jeffrey DeMartino, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2026 Annual Meeting of Stockholders of the Company (the “2026 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on May 28, 2026, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/EVC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EVC 2026 Annual Meeting Proxy Card Control number: • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4. A 1. Election of Directors to serve for a term ending at the 2027 Annual Meeting of Stockholders and until a successor is duly elected and qualified. 01 -Paul Anton Zevnik 02 -Gilbert R. Vasquez 03 -Martha Elena Diaz 04 -Fehmi Zeko 05 -Thomas Strickler 06 -Brad Bender 07 -Michael Christenson Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 020304050607 For All EXCEPT -To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To ratify the appointment of Deloitte & Touche, LLP as the 3. To approve, on an advisory, non-binding basis, the compensation Company’s independent registered public accounting firm for of the Company’s named executive officers. the fiscal year ending December 31, 2026. 4. To approve an amendment and restatement of the Entravision In their discretion, the proxies are authorized to vote upon such other business that Communications Corporation Amended and Restated 2004 properly may come before the 2026 Annual Meeting and any adjournments thereof. Equity Incentive Plan (the “2004 Plan”) to, among other things, increase the number of shares of the Company’s Class A common stock authorized for issuance thereunder by 6,000,000 shares. 1UPX 0485TD

The 2026 Annual Meeting of Stockholders of Entravision Communications Corporation will be held on Thursday, May 28, 2026 at 10:00 a.m. Pacific Daylight Time as a virtual meeting via the Internet at meetnow.global/M49GATC To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EVC • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — ENTRAVISION COMMUNICATIONS CORPORATION 2026 ANNUAL MEETING OF STOCKHOLDERS MAY 28, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2026 Annual Meeting of Stockholders and the related Proxy Statement, and appoints Michael Christenson, Jeffrey DeMartino, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2026 Annual Meeting of Stockholders of the Company (the “2026 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on May 28, 2026, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below.

Appendix A

ENTRAVISION COMMUNICATIONS CORPORATION

Amended and Restated 2004 EQUITY INCENTIVE PLAN

1.
Purpose, History and Effective Date.
(a)
Purpose. The Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.
(b)
History. This Plan originally became effective on May 26, 2004, the date on which it was first approved by the Company’s stockholders. Extensions of the Plan were approved by the Board and stockholders in 2014 and 2021, and an amendment and restatement of the Plan was approved by the Board and stockholders in 2024. This further amendment and restatement of the Plan was approved by the Board, subject to stockholder approval at the Company’s 2026 annual meeting of stockholders, to be held on May 28, 2026.
(c)
Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 13.
2.
Definitions. Capitalized terms used in this Plan have the following meanings:
(a)
“2000 Plan” means the Entravision Communications Corporation 2000 Omnibus Equity Incentive Plan.
(b)
“Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.
(c)
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or Dividend Equivalent Units.
(d)
“Award Agreement” means a written agreement, contract, or other instrument (including electronic) or document evidencing the grant of an Award in such form as the Committee determines.
(e)
“Board” means the Board of Directors of the Company.
(f)
“Change of Control” means the occurrence of any one of the following events:
(i)
the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii)
the sale, transfer or other disposition of all or substantially all of the Company’s assets;
(iii)
a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or
(iv)
any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, with respect to an Award that is or may be considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of complying with the requirements of Code Section 409A.

(g)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(h)
“Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).
(i)
“Company” means Entravision Communications Corporation, a Delaware corporation, or any successor thereto.
(j)
“Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(k)
"Disability" has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.
(l)
“Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.
(m)
“Dividend Equivalent Unit” means the right to receive a payment equal to the cash dividends paid with respect to a Share.

2

(n)
“Effective Date” means May 26, 2004, the date the Company’s stockholders originally approved this Plan.
(o)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(p)
“Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last sales price on the date in question in the over-the-counter market reported by such reporting system as is then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (iv) if on any such date the Stock is not reported on any such system, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee.
(q)
“Gross Share Reserve” shall mean the sum of (i) 10,000,000 Shares originally approved by the Company’s stockholders on the Effective Date, (ii) 8,000,000 Shares approved by the Company’s stockholders on May 27, 2021, (iii) 7,500,000 Shares approved by the Company’s stockholders on May 30, 2024, and (iv) the 6,000,000 newly authorized Shares approved by the Company’s stockholders on the Restatement Effective Date.
(r)
“Incentive Stock Option” means an Option that meets the requirements of Code Section 422.
(s)
“Option” means the right to purchase Shares at a specified price during a specified period of time.
(t)
“Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.
(u)
“Performance Goals” means any goals the Committee establishes that may relate to one or more of the following for such period as the Committee specifies:
(i)
Revenue;
(ii)
Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);
(iii)
Income before income taxes and minority interests;
(iv)
Operating income;
(v)
Pre- or after-tax income;

3

(vi)
Average accounts receivable;
(vii)
Cash flow;
(viii)
Cash flow per share;
(ix)
Net earnings;
(x)
Basic or diluted earnings per share;
(xi)
Return on equity;
(xii)
Return on assets;
(xiii)
Return on capital;
(xiv)
Growth in assets;
(xv)
Economic value added;
(xvi)
Share price performance;
(xvii)
Total stockholder return;
(xviii)
Improvement or attainment of expense levels;
(xix)
Market share or market penetration;
(xx)
Business expansion, and/or acquisitions or divestitures;
(xxi)
Any other subjective or objective goal selected by the Committee.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(v)
“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.
(w)
“Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.
(x)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.
(y)
“Plan” means this Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan, as may be amended from time to time.
(z)
“Restatement Effective Date” means May 28, 2026, the date the Company’s stockholders approved this Plan, as amended and restated.

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(aa)
“Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.
(bb)
“Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.
(cc)
“Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.
(dd)
“Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.
(ee)
“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(ff)
“Share” means a share of Stock.
(gg)
“Stock” means the Class A common stock of the Company.
(hh)
“Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(ii)
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.
(jj)
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for: (i) awards previously granted by an entity (other than the Company or a Subsidiary) that is acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines; or (ii) the right or obligation of any entity acquired by the Company or acquired by any Subsidiary, or with which the Company or any Subsidiary combines, to make future awards.
3.
Administration.
(a)
Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect, (iv) accelerate the vesting, payment and/or settlement of any Award and (v) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

5

(b)
Delegation to Other Committees or CEO. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to the Chief Executive Officer of the Company, any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Disinterested Persons any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or the Chief Executive Officer to the extent of such delegation.
(c)
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.
4.
Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or other employee, a Non-Employee Director, or a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.
5.
Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.
6.
Shares Reserved under this Plan.
(a)
Plan Reserve. Subject to adjustment as provided in Section 15 and the share counting provisions below, as of the Restatement Effective Date, 12,505,0631 Shares are reserved for issuance under this Plan, less one (1) Share for every one (1) Share subject to an Award granted under the Plan after December 31, 2025 and prior to the Restatement Effective Date. Subject to Section 6(b), the number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 12,505,063 Shares upon the exercise of Incentive Stock Options.
(b)
Depletion and Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates, is settled in cash (in whole or in part) or is cancelled without the issuance of Shares under the

1 The 12,505,063 Shares reflects 6,505,063 Shares that remained available for grant under the Plan as of December 31, 2025, plus 6,000,000 newly authorized Shares.

6

Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options. After December 31, 2025, in the event that withholding tax liabilities arising from an Award other than a Stock Option or Stock Appreciation Right are satisfied by the tendering or other use of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered, otherwise used or withheld may again be used for new Awards under this Plan under Section 6(a). Notwithstanding anything to the contrary contained herein, after December 31, 2025, the following Shares shall not again be used for new Awards under this Plan under Section 6(a): Shares tendered or otherwise used by the Participant or withheld by the Company in payment of the exercise or purchase price of a Stock Option; Shares tendered or otherwise used by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award of Stock Options or SARs; Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof; and Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options. Notwithstanding the provisions of this Section 6(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)
Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, all equity-based Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 6(c) shall not apply to: (i) any Awards delivered in lieu of fully-vested cash-based Awards under the Plan (or other fully-vested cash awards or payments), (ii) any Awards to Non-Employee Directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders which is at least fifty (50) weeks after the immediately preceding year’s annual meeting, or (iii) Awards with respect to up to 5% of the Gross Share Reserve. Nothing in this Section 6(c) precludes the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, disability, retirement, termination of service or the consummation of a Change of Control in the terms of an Award Agreement or otherwise.
(d)
Participant Limitations. Subject to adjustment as provided in Section 15, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:
(i)
receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares (reduced, in the initial calendar year in which this Plan is effective, by the number of options granted to a Participant under the 2000 Plan in such year, if any), except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 1,000,000 Shares;
(ii)
receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 500,000 Shares;

7

(iii)
receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 500,000 Shares; or
(iv)
receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (d), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

(e)
Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
7.
Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:
(a)
Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.
(b)
The number of Shares subject to the Option.
(c)
Other than in the case of Substitute Awards, the exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).
(d)
Subject to Section 6(c), the terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals and/or period of employment or service.
(e)
The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d))

8

more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant.
(f)
The exercise period following a Participant’s termination of employment or service.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

8.
Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:
(a)
Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.
(b)
The number of Shares to which the SAR relates.
(c)
Other than in the case of Substitute Awards, the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.
(d)
Subject to Section 6(c), the terms and conditions of exercise or maturity, which may include a requirement that exercise of the SAR is conditioned upon achievement of one or more Performance Goals and/or period of employment or service. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.
(e)
The term, provided that an SAR must terminate no later than 10 years after the date of grant.
(f)
Whether the SAR will be settled in cash, Shares or a combination thereof.
9.
Performance Awards. Subject to the terms of this Plan (including Sections 6(c) and 11), the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:
(a)
The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.
(b)
One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award, together with a period of employment or service, if applicable.

9

(c)
With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.
10.
Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:
(a)
The number of Shares and/or units to which such Award relates.
(b)
Subject to Section 6(c), the period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies.
(c)
With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.
(d)
With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.
(e)
Unless otherwise provided in the applicable Award Agreement, beginning on the date of grant of the Restricted Stock Award, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and, subject to Section 11, the right to receive dividends and other distributions made with respect to such Shares.
11.
Dividends; Dividend Equivalent Units. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive Dividend Equivalent Units with respect to the number of Shares covered by the Award or as a stand-alone Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalent Units (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, dividends or Dividend Equivalents with respect to an Award that is subject to vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the Award vests. For the avoidance of doubt, dividend or Dividend Equivalent Units may not be granted in connection with an Option or SAR.
12.
Transferability.

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above, the Participant may not receive consideration for such a transfer of an Award.

10

13.
Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)
Term of Plan. Unless earlier terminated by the Board or the Committee pursuant to Section 13(b), this Plan will terminate on the tenth (10th) anniversary of the Restatement Effective Date. Notwithstanding the foregoing, no ISOs may be granted more than ten (10) years after the earlier of approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
(b)
Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:
(i)
the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;
(ii)
stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii)
stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 15); or (B) an amendment to the provisions of Section 13(e).
(c)
Amendment, Modification or Cancellation of Awards. Except as provided in Section 13(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 15), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 15(c) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.
(d)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 13 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)
Repricing, Reloading and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 15, neither the Committee nor any other person may, without stockholder approval, decrease the exercise or grant price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other Awards or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price. In addition, the Committee may not make a grant of an

11

Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of an Option or SAR.
(f)
Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 13(b)(ii).
(g)
Recoupment. Any Awards granted pursuant to the Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time. If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, then the Committee may, in its sole discretion (considering any factors the Committee deems appropriate), require a Participant to repay or forfeit to the Company that portion of time- and/or performance-based Awards that were granted, earned or vested during the Company’s three completed fiscal years immediately preceding the date the Company is required to prepare the accounting restatement, that the Committee determines was in excess of the amount that would have been granted, earned or vested during such period based on the restated results. In the case of time-based Awards, a recoupment may occur, in the Committee’s sole discretion, if the Committee concludes that the grant, earning and/or vesting of the Awards would not have been made, or would have been lower had they been based on the restated results, and it is possible to clearly compute the amount of such lesser award. The amount to be recouped shall be determined by the Committee in its sole and absolute discretion, and the form of such recoupment may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Any decision by the Committee that no recoupment shall occur because of difficulties of computation or otherwise shall not be reviewable.
14.
Taxes.
(a)
Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.
(b)
Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial

12

statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.
(c)
No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be obligated to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
(d)
Participant Responsibility. If a Participant shall dispose of Stock acquired through exercise of an Incentive Stock Option within either (i) two years after the date the Option is granted or (ii) one year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven days of the date of such disqualifying disposition.
15.
Adjustment Provisions; Change of Control.
(a)
Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 15(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares or other securities subject to this Plan (including the number and type of Shares or other securities described in Sections 6(a) and 6(d)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares or other securities subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 15(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
(b)
Substitute Awards. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, the Committee may authorize Substitute Awards under this Plan upon such terms and conditions as it may deem appropriate.

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(c)
Change of Control.
(i)
Treatment of Awards Upon Non-Assumption in a Change of Control. Unless otherwise determined by the Committee and evidenced in an Award Agreement, severance or change in control policy or agreement, or other agreement between the Company and a Participant, if, in connection with a Change of Control, the Awards issued under the Plan are not assumed, or if substitute awards are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise or settlement of the Award that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (a “Non-Assumption Event”), then each outstanding Option and SAR shall become fully vested and exercisable immediately prior to such Change of Control and all other outstanding Awards shall become fully vested and nonforfeitable immediately prior to Change of Control, in each case, with any performance conditions imposed with respect to such Awards deemed to be achieved at the higher of target and actual performance (if determinable), after which, the portion of any portion of Awards subject to performance conditions which are not deemed satisfied in accordance with the foregoing shall terminate for at the effective time of the Change of Control with no payment or other consideration therefore. In addition, in the event of a Non-Assumption Event, (A) the Committee may (in its sole discretion) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of the Award) in an amount determined by the Committee effective at such time(s) as the Committee specifies, provided that such amount shall be at least as favorable to the holder as the amount the holder would be entitled to receive in respect of such Award under Sections 15(c)(ii) or (iii) below; and (B) the holder of an Option or SAR shall be permitted, within a specified period of time prior to the consummation of such Change of Control as determined by the Committee, to exercise all outstanding Options and SARs (to the extent then exercisable after giving effect to acceleration under Section 15(c)(i)(A) above) held by such holder.
(ii)
In addition, upon a Non-Assumption Event and to the extent that the Committee does not provide for a cash payment in respect of any Options and SARs pursuant to Section 15(c)(i) above, (1) each holder of an Option or SAR that is outstanding as of the date of the Change of Control who is an employee of the Company or any Subsidiary shall have the right, and (2) the Committee, in its sole discretion, may grant to a holder of an Option or SAR that is outstanding as of the date of the Change of Control who is not an employee of the Company or any Subsidiary the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

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(iii)
In addition, upon a Non-Assumption Event and to the extent that the Committee does not provide for a cash payment in respect of any Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award, Performance Unit Award or Dividend Equivalent Award pursuant to Section 15(c)(i) above, each the holder of such Award shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.
(iv)
Awards May Be Assumed. Unless otherwise determined by the Committee and evidenced in an Award Agreement, severance or change in control policy or agreement, or other agreement between the Company and a Participant, in the event of a Change of Control that is not a Non-Assumption Event, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change of Control). A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Committee.
(d)
Parachute Payment Limitation.
(i)
Scope of Limitation. This Section 15(d) shall apply to an Award only if:
(A)
the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 15(d) than it was before the application of this Section 15(d); or
(B)
the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 15(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 15(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(i)
Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 15(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

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(ii)
Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 15(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 15(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.
(iii)
Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).
(iv)
Related Corporations. For purposes of this Section 15(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).
16.
Miscellaneous.
(a)
Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:
(i)
one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the

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permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));
(ii)
the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;
(iii)
conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;
(iv)
restrictions on resale or other disposition of Shares, including imposition of a retention period; and
(v)
compliance with federal or state securities laws and stock exchange requirements.
(b)
Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:
(i)
a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;
(ii)
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)
a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)
a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.
(v)
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if

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any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.
(c)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)
Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.
(e)
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)
Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.
(g)
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

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(h)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.
(i)
Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

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